UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

Gold Flora Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF 2024 ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

Meeting Date
June 14, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON June 14, 2024: The Notice of Annual Meeting, this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2023, and the proxy card, are available at www.proxyvote.com.

________________________
In this Proxy Statement, the words “Gold Flora Corporation,” the “Company,” “we,” “our,” “us” and similar terms refer to Gold Flora Corporation unless the context indicates otherwise.

3165 Red Hill Avenue
Costa Mesa, CA 92626

April 29, 2024

To Our Stockholders:

You are cordially invited to attend the 2024 annual meeting of stockholders of Gold Flora Corporation to be held at 9:00 a.m Pacific Time on June 14, 2024. We have decided to hold this year’s annual meeting virtually via live audio webcast on the internet. We believe hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/GRAM2024. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about Gold Flora Corporation that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, six people will be elected to our board of directors (the “Board”). In addition, we will ask stockholders to ratify the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. The Board recommends the approval of each of these proposals. Holders of our common stock will be entitled to vote on Proposal 1 (Election of Board Members) and Proposal 2 (ratification of the appointment of the Company's independent registered public accounting), as further described in the accompanying Proxy Statement. Such other business will be transacted as may properly come before the annual meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to certain of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On May 3, 2024, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the Internet Availability Notice) containing instructions on how to access our proxy statement for our 2024 Annual Meeting of Stockholders and our 2023 annual report to stockholders. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of Gold Flora Corporation

Sincerely,
Laurie Holcomb
Chief Executive Officer

3165 Red Hill Avenue
Costa Mesa, CA 92626
(669) 279-5390

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Gold Flora Corporation (Company) to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/GRAM2024 on Friday, June 14, 2024 at 9:00 a.m., Pacific Time, for the following purposes:
1.To elect each of Laurie Holcomb, Michael W. Lau, Heather Molloy, Jeffery Sears, Al Foreman and Mark Castaneda to the Company's Board of Directors, each to serve as a director until the 2025 Annual Meeting of Stockholders and until a successor is duly elected and qualified.
2.To ratify the appointment of Macias Gini & O’Connell LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.
3.To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.
A list of registered stockholders of record as of the Record Date (defined below) will be available at the annual meeting and during the 10 days prior to the annual meeting, at our principal executive offices located at 3165 Red Hill Avenue Costa Mesa, CA 92626.
The Company's Board of Directors has fixed the close of business on April 23, 2024 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof (Record Date). The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.
All stockholders of the Company are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum.
It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting virtually. You may vote on the Internet, by telephone, or by completing and mailing a proxy card or voting instruction form. Submitting your proxy over the Internet, by telephone, or by mail will ensure your shares are represented at the Annual Meeting. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Please read the enclosed information carefully before voting.
Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the "Questions and Answers About Proxy Materials, Voting and Attending the Annual Meeting" section of this Proxy Statement and your enclosed proxy or voting instruction card.

By Order of the Board of Directors,

Judith Schvimmer
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 14, 2024

The Notice of Annual Meeting, the proxy statement, our form of proxy card and our 2023 annual report to stockholders are available for viewing at www.proxyvote.com. To view these materials please have your 16-digit control numbers available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, on SEDAR+ at www.sedarplus.com, or in the “Investors” section of our website at ir.goldflora.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: 3165 Red Hill Avenue Costa Mesa, CA 92626, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

PROXY STATEMENT FOR GOLD FLORA CORPORATION
2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 14, 2024
This proxy statement, along with the accompanying notice of 2024 annual meeting of stockholders, contains information about the 2024 annual meeting of stockholders of Gold Flora Corporation, including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 9:00 a.m., Pacific Time, on June, 14, 2024, virtually at www.virtualshareholdermeeting.com/GRAM2024.

On July 7, 2023, the Company consummated a business combination transaction involving TPCO Holding Corp. (“TPCO”), Gold Flora, LLC, Stately Capital Corporation ("Stately"), a newly formed British Columbia corporation ("Newco") and Golden Grizzly Bear LLC ("US Merger Sub") resulting in the combination of TPCO and Gold Flora, LLC, in an all-stock transaction (the “Business Combination”). As part of the Business Combination: (i) TPCO, Stately and Newco amalgamated to form a new corporation (the “Resulting Issuer”) and all the shares in the capital of TPCO, Newco and Stately outstanding immediately prior to the amalgamation were cancelled in exchange for common shares in the capital of the Resulting Issuer pursuant to a court-approved plan of arrangement under the Business Corporations Act (British Columbia); and (ii) the Resulting Issuer acquired all the issued and outstanding membership units of Gold Flora, LLC by way of a merger involving US Merger Sub and Gold Flora, LLC.

In this proxy statement, the terms “Gold Flora,” “the Company,” “we” and “us” refer to Gold Flora Corporation, the Delaware Resulting Issuer resulting from the Business Combination following its continuation out of British Columbia and re-domiciliation to the State of Delaware pursuant to Section 388 of the Delaware General Corporation Law under the name “Gold Flora Corporation” and (ii) “TPCO” or “The Parent Company” refer to TPCO Holding Corp. and its subsidiaries prior to completion of the Business Combination. For further information with respect to the Business Combination, please refer to our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”).

As a result of the Business Combination, Gold Flora Corporation became the successor issuer to TPCO Holding Corp.
We are an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year following the fifth anniversary of the date of the first sale of our common equity securities pursuant to an effective registration statement under the Securities Act of 1933, as amended, (2) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion, (3) the last day of the fiscal year in which we are deemed to be a “large accelerated filer,” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (4) the date on which we have, during the previous three year period, issued more than $1.0 billion in nonconvertible debt.
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.
On or about May 3, 2024, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2024 annual meeting of stockholders and our 2023 annual report to stockholders.

2024 PROXY STATEMENT SUMMARY

Set forth below are highlights of important information you will find in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
ANNUAL MEETING OF STOCKHOLDERS

Time and Date	Record Date	Place	Number of Shares of Common Stock Eligible to Vote as of the Record Date
9:00 a.m. (Pacific Time) on June 14, 2024	April 23, 2024	Virtual Audio Webcast	287,617,407

VOTING MATTERS

Board Recommendation
Proposal No. 1:	The election of each of Laurie Holcomb, Michael W. Lau, Heather Molloy, Jeffery Sears, Al Foreman and Mark Castaneda to our Board of Directors, each to serve as a director until the 2025 Annual Meeting of Stockholders and until a successor is duly elected and qualified.	FOR
Proposal No. 2:	The ratification of the appointment of Macias Gini & O’Connell LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024.	FOR

OUR DIRECTOR NOMINEES
You are being asked to vote on the election of Laurie Holcomb, Michael W. Lau, Heather Molloy, Jeffery Sears, Al Foreman and Mark Castaneda, each of whom currently serve on our Board of Directors. Detailed information about the background and areas of expertise of each director and director nominee can be found in the "Executive Officers and Directors - Directors" section of this Proxy Statement.

				Committee Membership
Name	Age	Director Since	Principal Occupation	AC	CC	NGC
Laurie Holcomb	53	January, 2018	Principal Executive Officer and Director
Michael W. Lau	68	January, 2019	Director			Member
Heather Molloy	49	July, 2023	Director		Member	Chair
Jeffery Sears	68	July, 2023	Director	Member		Member
Al Foreman	51	January, 2021	Director	Member	Chair
Mark Castaneda	59	June, 2022	Director	Chair	Member

AC = Audit Committee; CC = Compensation Committee; NGC = Nomination and Governance Committee

QUESTIONS AND ANSWERS ABOUT
PROXY MATERIALS, VOTING AND ATTENDING THE ANNUAL MEETING

Proxy Materials

Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?
We are distributing our proxy materials to stockholders via the Internet under the “Notice and Access” approach permitted by rules of the U.S. Securities and Exchange Commission (the “SEC”). This approach provides a timely and convenient method of accessing the materials and voting. On or about May 3, 2024, we will begin mailing a “Notice of Internet Availability of Proxy Materials” to stockholders, which will include instructions on how to access our notice of annual meeting of stockholders, this Proxy Statement and our Annual Report and how to vote your shares. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials and our Annual Report, if you prefer.
What is the purpose of the proxy materials?
Our Board of Directors is soliciting your proxy to vote at our 2024 Annual Meeting of Stockholders (Annual Meeting), to be held at virtually, on June 14, 2024, at 9:00 a.m., Pacific Time, and any adjournments or postponements of the meeting, which we refer to as the Annual Meeting. You received a Notice of Internet Availability of Proxy Materials because you owned shares of our common stock at the close of business on April 23, 2024 (the “Record Date”), and that entitles you to vote at the Annual Meeting. The proxy materials describe the matters on which our Board of Directors would like you to vote and contain information that we are required to provide to you under the rules of the SEC when we solicit your proxy. As many of our stockholders may be unable to attend the Annual Meeting, proxies are solicited to give each stockholder an opportunity to vote on all matters that will properly come before the Annual Meeting. References in this Proxy Statement to the Annual Meeting include any adjournments or postponements of the Annual Meeting.
What is included in the proxy materials?
The proxy materials include:
1) the Notice of 2024 Annual Meeting of Stockholders and Proxy Statement (Proxy Statement);
2) our Annual Report; and
3) a proxy or voting instruction card that accompanies these materials.
What information is contained in this Proxy Statement and our Annual Report?
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, beneficial owners of our common stock, corporate governance matters, the compensation of our directors and certain of our executive officers and other required information. Our Annual Report contains information about our business, our audited financial statements and other important information that we are required to disclose under the rules of the SEC.
How can I access the proxy materials over the Internet?
The Notice of Internet Availability of Proxy Materials contains instructions on how to:
1) view the proxy materials for the Annual Meeting on the Internet and vote your shares; and
2)instruct us to send our future proxy materials to you electronically by email.
Our proxy materials are also available at www.proxyvote.com, where you will be asked to enter your control number provided in the Notice of Internet Availability of Proxy Materials in order to access such materials.
Choosing to receive your future proxy materials or "Notice and Access" notification by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.
Why Are You Holding a Virtual Annual Meeting?
This year’s Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors or management, as time permits.
How do I access the Virtual Annual Meeting?
The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Pacific Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. The virtual Annual Meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the Annual Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting.
Log-in Instructions. To be admitted to the virtual Annual Meeting, you will need to log in at www.virtualshareholdermeeting.com/GRAM2024 using the control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the Annual Meeting.
All of our stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. It could become necessary to change the date, time, and/or means of holding the Annual Meeting (including by means of an in person meeting). If such a change is made, we will announce the change in advance, and details on how to participate will be issued by press release, posted on our website, and filed as additional proxy materials.
Will I be able to ask questions and have these questions answered during the Virtual Annual Meeting?
Stockholders may submit questions for the Annual Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/GRAM2024, typing your question into the ‘‘Ask a Question” field, and clicking ‘‘Submit.” Please submit any questions before the start time of the meeting. Appropriate questions related to the business of the Annual Meeting (the proposals being voted on) will be answered during the Annual Meeting, subject to time constraints.
What Happens if There Are Technical Difficulties during the Annual Meeting?
Beginning 15 minutes prior to, and during, the Annual Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the number on the log in screen at www.virtualshareholdermeeting.com/GRAM2024.
Voting Information

What items of business will be voted on at the Annual Meeting?
The items of business scheduled to be voted on at the Annual Meeting are:

Proposal No. 1:	The election of each of Laurie Holcomb, Michael W. Lau, Heather Molloy, Jeffery Sears, Al Foreman and Mark Castaneda to our Board of Directors, each to serve as a director until the 2025 Annual Meeting of Stockholders and until a successor is duly elected and qualified.
Proposal No. 2:	The ratification of the appointment of Macias Gini & O’Connell LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024.
See the Proposals section of this Proxy Statement for information on these proposals. We will also consider any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof. See “What happens if additional matters are presented at the Annual Meeting?” below.
How does the Board of Directors recommend that I vote?
Our Board of Directors recommends that you vote your shares as follows:

Board Recommendation
Proposal No. 1:	The election of each of Laurie Holcomb, Michael W. Lau, Heather Molloy, Jeffery Sears, Al Foreman and Mark Castaneda to our Board of Directors, each to serve as a director until the 2025 Annual Meeting of Stockholders and until a successor is duly elected and qualified.	FOR
Proposal No. 2:	The ratification of the appointment of Macias Gini & O’Connell LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024.	FOR
How many votes do I have?
There were 287,617,407 shares of common stock issued and outstanding as of the close of business on the Record Date. Each share of our common stock that you owned as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting. Cumulative voting for directors is not permitted.
What is the difference between holding shares as a "stockholder of record" as compared to as a "beneficial owner"?

Most of our stockholders hold their shares as a beneficial owner through a broker, bank, trust or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are considered, with respect to those shares, the stockholder of record, and proxy materials are being sent directly to you by the Company.

•Beneficial Owner: If your shares are held in a stock brokerage account or by a bank, you are considered the beneficial owner of shares held in street name, and proxy materials are being forwarded to you by your bank or broker, which is considered the stockholder of record of these shares. As the beneficial owner, you have the right to direct your bank or broker how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the stockholder of record. Your bank or broker has provided a voting instruction card to provide you directions for how to vote your shares.
If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet, by telephone or by mail (if you properly request a paper copy of these proxy materials) by following the instructions in the Notice of Internet Availability of Proxy Materials or on the voting instruction card provided to you by your broker, bank, trustee, or other nominee. See “How can I vote my shares ?” below.
How can I vote my shares?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to each nominee for director and with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.
If your shares are registered directly in your name through our stock transfer agent, Odyssey Trust Company, or you have stock certificates registered in your name, you may vote:
•By Internet or by telephone. Follow the instructions included in the Notice of Internet Availability of Proxy Materials or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.
•By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board of Directors’ recommendations as noted below.
•By attending the virtual meeting. You can visit www.virtualshareholdermeeting.com/GRAM2024, where you may vote and submit questions during the meeting. Please have your control number located on your proxy card or Notice in hand when you visit the website.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 13, 2024.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

What if I have questions for the Company’s transfer agent?
If you are a Stockholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company
2155 Woodlane Drive
Suite 100
Woodbury, MN 55125
www.odysseytrust.com
Phone: 1-651-583-6391

Can I change my vote or revoke my proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•by re-voting by Internet or by telephone as instructed above;
•by notifying our Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or
•by attending the Annual Meeting and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.
Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?
You may receive more than one Notice of Internet Availability of Proxy Materials or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How can I vote my shares?” for each account to ensure that all of your shares are voted.
Will my shares be voted if I do not vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How can I vote my shares?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
How many shares must be present or represented to conduct business at the Annual Meeting?
A "quorum" is necessary to conduct business at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the voting power of the stock outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
What are the voting requirements to approve the proposals discussed in this Proxy Statement?
•Proposal No. 1: Election of directors. The nominees for directors, in an uncontested election, will be elected if the number of votes cast “for” the nominee’s election exceeds the number of votes cast “against” the nominee’s election. If the Secretary determines that the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting. A plurality means that the nominees receiving the most votes for election to a director position are elected as directors up to the maximum number of directors to be chosen at the meeting. For each nominee, you may vote either FOR, AGAINST or ABSTAIN. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee will not be elected. The Nomination and Governance Committee has established procedures under which a director standing for reelection in an uncontested election must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director who is standing for reelection does not receive a majority of the votes cast, the Nomination and Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who fails to receive a majority vote will not participate in the committee’s recommendation or the Board of Directors’ decision.

•Proposal No. 2: Ratification of the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The approval of this Proposal No. 2 requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 2. Abstentions will have the effect of a vote against this proposal. The failure of a holder of record to vote will also have the effect of a vote against this proposal. Brokerage firms have the authority to vote customers’ unvoted shares held by firms in street name on this proposal. If a broker does not exercise this authority, it will have the effect of a vote against the proposal. Accordingly, it is critical that all holders vote on Proposal No. 2. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our audit committee of our Board of Directors will reconsider its selection.
Who will bear the cost of soliciting votes for the Annual Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing and distributing the Notice of Internet Availability of Proxy Materials and these proxy materials, as well as for soliciting votes. Our directors, officers and employees may solicit proxies or votes in person, by telephone or by electronic communication. We will not pay our directors, officers or employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the applicable proxy materials to their principals and to obtain authority to execute proxies and will reimburse them for certain costs in connection with such activities.
Who will count the votes?
Votes will be counted by the inspector of election appointed for the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and publish the final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of the Annual Meeting and in a press release that we will disseminate and file in Canada on SEDAR promptly following the Annual Meeting. If final results are unavailable at the time we file the Current Report on Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known. Both the Form 8-K and press release will also be available on the “SEC Filings” tab in the “Financials” section of our website at www.goldflora.com.
Attending the Meeting
How can I attend the Annual Meeting?
This year, our Annual Meeting will be held in a virtual meeting format only. To attend the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/GRAM2024 shortly before the meeting time, and follow the instructions for downloading the Webcast. You need not attend the Annual Meeting in order to vote.

PROPOSALS
Proposal 1: Election of Directors

On July 7, 2023, pursuant to the Business Combination, Laurie Holcomb, the Founder and Chief Executive Officer of Gold Flora, was named Chief Executive Officer of Gold Flora Corporation. Gold Flora Corporation’s board of directors is comprised of six directors, four of whom were nominated by Gold Flora, being Laurie Holcomb, Michael W. Lau, Heather Molloy and Jeffery Sears, and two of whom were nominated by TPCO, being, Al Foreman and Mark Castaneda.
The Board of Directors has voted to nominate Laurie Holcomb, Michael W. Lau, Heather Molloy, Jeffery Sears, Al Foreman and Mark Castaneda for election at this annual meeting as to serve as directors until the 2025 Annual Meeting of Stockholders and until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal.

If you properly submit a proxy without giving specific voting instructions, the shares represented by the enclosed proxy will be voted FOR the election of each of the director nominees. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in such nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Biographical information and the attributes, skills and experience of each nominee that led our Nomination and Governance Committee and Board of Directors to determine that such nominee should serve as a director are discussed in the "Executive Officers and Directors" section of this Proxy Statement.
Vote Required and Recommendation of Our Board of Directors
The nominees for directors, in an uncontested election, will be elected if the number of votes cast “for” the nominee’s election exceeds the number of votes cast “against” the nominee’s election. If the Secretary determines that the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting. A plurality means that the nominees receiving the most votes for election to a director position are elected as directors up to the maximum number of directors to be chosen at the meeting. For each nominee, you may vote either FOR, AGAINST or ABSTAIN. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee will not be elected. The Nomination and Governance Committee has established procedures under which a director standing for reelection in an uncontested election must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director who is standing for reelection does not receive a majority of the votes cast, the Nomination and Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who fails to receive a majority vote will not participate in the committee’s recommendation or the Board of Directors’ decision.
THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF LAURIE HOLCOMB, MICHAEL W. LAU, HEATHER MOLLOY, JEFFERY SEARS, AL FOREMAN AND MARK CASTANEDA AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.
Proposal 2: Ratification of Appointment of Independent Registered Accounting Firm

The Company has appointed Macias Gini & O’Connell LLP (“MGO”) as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2024. MGO served as the independent registered public accounting firm of Gold Flora, LLC between 2021 and consummation of the Business Combination and has served as the independent registered public accounting firm of Gold Flora Corporation since September 10, 2023. The Board of Directors proposes that the stockholders ratify the appointment of MGO. We expect that representatives of MGO will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint MGO, the Audit Committee reviewed auditor independence issues and existing commercial relationships with MGO and concluded that MGO has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2024.
Information regarding the fees paid to our independent registered public accounting firm in 2023 and 2022 and our pre-approval policies relating to such fees is discussed in the "Independent Registered Public Accounting Firm" section of this Proxy Statement.

Change in Independent Registered Accounting Firm
On September 6, 2023, we dismissed Marcum LLP (“Marcum”) as our independent auditors for the fiscal year ending December 31, 2023. Marcum served as the independent registered public accounting firm to TPCO prior to the Business Combination.
The report of Marcum on TPCO’s financial statements for the year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the effects of the retrospective presentation for discontinued operations, Marcum was not engaged to audit, review, or apply any procedures to the financial position of TPCO as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, other than stated above and, accordingly, Marcum did not express an opinion or any other form of assurance about whether such financial position have been fairly stated as of December 31, 2021. Those balances were audited by MNP LLP.

During the fiscal year ended December 31, 2022, and in the subsequent interim period, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between us and Marcum on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure that, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the matter thereof in connection with its report for such year and (ii) no “reportable events” within the meaning of Item 304(a)(i)(v) of Regulation S-K.

Our Board of Directors, based on the recommendation of the Audit Committee, approved the decision to change independent registered public accounting firms.

We provided Marcum with a copy of the disclosure it is making herein and requested that Marcum furnish us with a copy of their letter addressed to the SEC stating whether Marcum agrees with the statements made by us. Marcum furnished us with a letter addressed to the SEC stating that it agrees with the above statements, a copy of which was filed as Exhibit 16.1 to our Current Report on Form 8-K filed on September 11, 2023 (the “Auditor Change 8-K”). For purposes of complying with Canadian National Instrument 51-102, a copy of the Auditor Change 8-K is appended hereto as Appendix B.

On September 10, 2023 (the “Engagement Date”), our Board, based on the recommendation of the Audit Committee, engaged MGO as our independent registered public accounting firm for our fiscal year ending December 31, 2023. MGO served as the independent registered public accounting firm of Gold Flora, LLC prior to the Business Combination.

From the date of the Business Combination through the Engagement Date, neither us, nor anyone on our behalf, consulted MGO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that MGO concluded was an important factor considered by us in reaching its decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Vote Required and Recommendation of Our Board of Directors
The approval of this Proposal No. 2 requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 2. Abstentions will have the effect of a vote against this proposal. The failure of a holder of record to vote will also have the effect of a vote against this proposal. Brokerage firms have the authority to vote customers’ unvoted shares held by firms in street name on this proposal. If a broker does not exercise this authority, it will have the effect of a vote against the proposal. Accordingly, it is critical that all holders vote on Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF MACIAS GINI & O’CONNELL LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Other Proposed Action

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote on such matters in accordance with the recommendation of our Board of Directors.

EXECUTIVE OFFICERS AND DIRECTORS
The Company board of directors (the "Board") currently consists of six directors. Troy Datcher, who had served as Chairman of our Board, passed away in February 2024. The following table and the notes thereto set out the name and age of each current director, age, state and country of residence, their positions on the Board and the period during which he/she has been a director of the Company.

Name	Age(1)	State & Country of Residence	Position	Since
Laurie Holcomb	53	California, USA	Principal Executive Officer and Director	January, 2018
Michael W. Lau(2)	68	Connecticut, USA	Director	January, 2019
Heather Molloy(5)(6)	49	New York, USA	Director	July, 2023
Jeffery Sears(2)(3)	68	California, USA	Director	July, 2023
Al Foreman(7)(3)	51	New York, USA	Director	January, 2021
Mark Castaneda(4)(5)	59	California, USA	Director	June, 2022
(1)    As of April 29, 2024.
(2)    Nomination and Governance Committee Member
(3)    Audit Committee Member
(4)    Audit Committee Chair
(5)    Compensation Committee Member
(6)    Nomination and Governance Committee Chair
(7)    Compensation Committee Chair

Executive Officers

The following table sets forth the name, age and positions of our executive officers.

Name	Age(1)	Position	Officer Since
Laurie Holcomb	53	Chief Executive Officer	January, 2018
Marshall Minor	46	Chief Financial Officer	November, 2022
Greg Gamet	52	Chief Compliance Officer	July, 2023
Mark Russ	54	Chief Revenue Officer	April, 2023
Phillip Hague	47	Chief Cultivation Officer	May, 2023
Rozlyn Lipsey	53	Chief Operating Officer	June, 2023
Judith Schvimmer	51	Chief Legal Officer	June, 2023
(1)    As of April 29, 2024

Biographical information regarding our executive officers as of April 29, 2024 is set forth below. Our executive officers are appointed by our Board of Directors.
Laurie Holcomb. Ms. Holcomb is the Chief Executive Officer of Gold Flora. Six years ago, Ms. Holcomb spearheaded the purchase of 28 acres in Desert Hot Springs and built an approximately 200,000 square-foot state-of-the-art cannabis campus, which now houses most of the company’s operation, including cultivation, manufacturing and distribution. Gold Flora also has retail operations in Long Beach, San Jose, Hollister, Seaside and will be opening new retail dispensaries in Redwood City, Costa Mesa and Corona, California.
With an extensive background in real estate development, Ms. Holcomb is well-versed in compliance and licensing issues that can hamper growth for others unfamiliar with California’s complex maze of environmental, water and land-rights regulations. Armed with this knowledge, she was able to create a masterful cannabis complex with a rapid build-out, at a lower cost than many others who raced into the cannabis gold rush. Holcomb also has an extensive background in startups and restructuring companies.
While remaining focused on growth and committed to becoming a dominant player in the California market, Ms. Holcomb is also exploring expanding to other states.

As the leader of one of the few woman-owned vertically integrated cannabis companies in the nation, Ms. Holcomb will continue to make a sizeable impact on the industry and important contributions for years to come.
Marshall Minor. Marshall Minor is a seasoned corporate finance and M&A executive with over 20 years of experience in the cannabis, gaming, hospitality, and real estate industries. He has helped raise over $35 billion in institutional financing over his career, and has held executive roles at some of the most well-known companies in these sectors.
Mr. Minor was previously the CFO of Shryne Group, the parent company of STIIIZY, one of the most high-profile and recognized brands in the cannabis industry. In this role, he was responsible for all aspects of the company's financial operations, including financial reporting, strategic planning, and capital raising.

Mr. Minor has held executive roles at MGM Resorts, Gaby Inc., Aether Gardens, and TCFC (a Park City, UT real estate development company). He started his career as an investment banker at Salomon Smith Barney in their Telecom and Media corporate finance group.

Mr. Minor is a graduate of Virginia Tech with a B.S. in Finance with a specialization in Financial Derivatives.

Greg Gamet. Greg is one of the leading entrepreneurs, educators, and executives in the cannabis industry. He has co-founded and managed a variety of cannabis-based businesses, including a cultivation facility, medical and recreational dispensaries, a packaging company, a consulting company, a canna-focused real estate company, and a software development group focused on helping marijuana businesses stay compliant.

His ventures include DANK Colorado – one of the first medical and recreational cannabis dispensaries in Denver; Kush Bottles Colorado (later merged and went public) – the market leader in child resistant packaging for the industry; Denver Consulting Group – providing training and support to cannabis businesses nationwide (recently purchased by Medicine Man Technologies); and CannaScore – a software development company that created a program to provide real-time compliance assessment with state regulations. Greg Gamet was also a former Member of the Board of Directors of KushCo Holdings, Inc. (OTCQX: KSHB).

Greg Gamet joined the executive team at Gold Flora in the capacity of Chief Operations Officer in 2017, and ran all aspects of Gold Flora’s operations in cultivation, extraction, manufacturing, distribution and retail. After 5 years and with the merger of The Parent Company, Gamet is currently the Chief Compliance Officer of Gold Flora Corporation (OTCQX: GRAMF). He ensures compliance with state and local regulators within all departments, secures and maintains all corporate licenses, and manages various production and retail operations.

He is also an investor in several cannabis companies and advised a number of companies on their transition from private to publicly traded businesses.

Greg was awarded “Cannabis Entrepreneur of the Year” in 2015, an acknowledgement of his many successes and “Compliance Officer of the Year” in 2017 in acknowledgment of his compliance philosophy.

Mark Russ. Mark Russ is the Chief Revenue Officer at Gold Flora. Mark has held leadership positions at some of the most innovative and successful companies in the US. Prior to Gold Flora, Mark served as the President of Calico Group from April 2023 to November 2023, a global supply chain management firm with a unique and specialized focus on the ancillary cannabis marketplace, ranging from innovative vape hardware to packaging solutions. In a short period of time, he drove revenue growth, scalable supply chain management, and created multi-state/multi-year programs for companies on a global scale.

Prior to that, Mark was the President of Curaleaf’s entire west coast region from September 2020 to March 2022, overseeing all operations in 6 states, 14 Curaleaf-owned dispensaries and a portfolio of brands including Select. Mark also held executive roles at Lowell Farms and Constellation Brands, where he led successful go-to-market strategies and built high-performance sales teams that consistently delivered outstanding results.

Outside of cannabis, Mark served as Executive Vice President of Red Bull, where he led sales, marketing, distribution, and operations for the entire Western U.S for almost a decade. In this role he managed an internal team of 120 employees, 50+ distribution partners, and was ultimately responsible for volume, share and profit growth through the effective implementation of market plans and field execution. Mark has a track record of driving rapid revenue growth, developing and implementing effective sales strategies, and building world-class teams.

Phillip Hague. Phillip Hague is a lifelong plantsman who brings over 30 years of experience in industrial large scale-controlled environment agriculture and 28 years of relevant commercial cannabis cultivation experience to the industry. Mr. Hague’s early success in the industry was built on his intimate understanding of the economies of scale required to take cannabis from a cottage industry to the industrial scale that exists today. Mr. Hague is widely recognized as the cannabis industry’s highly responsible leader of specialized industrial cultivation practices and pioneered what is now considered the industry standard in cultivation design and standard operating procedure.

Having grown up working in the horticulture industry, he possesses a lifetime of horticultural knowledge encompassing large-scale commercial greenhouse and indoor production, large commercial landscape projects, and extensive knowledge of commercial farming practices. He understands the intricacies of industrial farming and mindfully uses that experience to grow the highest quality craft cannabis on an industrial scale with an eye towards honoring, protecting, and improving genetics and innovating modern cultivation practices.

Mr. Hague has been very productive across the planet designing, building, staffing, populating and managing successful cultivation facilities in 17 states and 5 countries, totaling almost four million square feet of canopy. As the National Director of Cultivation for Acreage Holdings formed in 2018 (previously known as High Street Capital Partners) from 2016 to 2021, Mr. Hague quickly proved it was possible to operate multiple large scale cultivation facilities successfully across multiple states without compromising the integrity of the plant or quality of the product. He also built multiple successful brands early in Colorado, including The Health Center, Natural Remedies, and Mindful, which prepared Mr. Hague for the nationwide and worldwide shift in legal cannabis markets. A lifelong cannabis plant breeder and collector of genetics has helped M amass one of the most important, deeply varied, and significant cannabis genetics programs in the industry. Second to none in regard to seminal founding landrace varieties and hybrids with modern industry standard and elite genetics.

Winner of numerous awards, including multiple prestigious Cannabis Cups, Mr. Hague has been featured in mainstream news outlets such as Rolling Stone, 60 Minutes, New York Times, Yahoo News, Wall Street Journal, and National Geographic.

Rozlyn Lipsey. Ms. Lipsey brings over 25 years of experience, including over 10 years in the cannabis industry, forming and scaling companies in the agricultural, construction, and manufacturing and distribution spaces. As Chief Operating Officer, Roz will oversee all operations including cultivation, manufacturing, distribution, merchandising, strategic sourcing and wholesale. Prior to joining The Parent Company in 2022 as Executive Vice President of Operations, Roz was President and Managing Partner of a vertically integrated cannabis company in Arizona that sold its assets to MedMen in 2018. This transaction brought her to MedMen, where she served as COO until joining the Parent Company in 2022.

Roz began her career in the Foreign Service, responsible for the analysis of the cotton and textile complex in Central Asia. This led to her role as the Director of Business Development for an international, vertically integrated cotton processing and trading company, Anderson Clayton/Volkart.

Roz moved into the President and COO role in the Jokake Companies, a family investment office, where she managed a $30mm farming, residential, and commercial property for strategic divestment with a large private equity fund; built, scaled and successfully divested a calcium carbonate manufacturing company (Superior Marble) serving the building materials industry; diversified and scaled a $100mm commercial contracting firm (Jokake Construction) and successfully transitioned its 1st generation ownership; and co-founded a national chemical company (ProKure 1) focused on commercial remediation companies and cannabis cultivators.

Roz grew up in Pittsburgh, PA and came out west with her husband Jason of 25 years after they married. She holds an undergraduate degree in Economics from Allegheny College and a Master of Business Administration from Kent State University.

Judith Schvimmer. Judith brings deep expertise in navigating regulated consumer products businesses through complicated and shifting legal and risk landscapes.
Prior to joining Gold Flora as Chief Legal Officer in 2023, Judith served as General Counsel for The Parent Company from 2021 to 2023 and as Chief Legal Officer at Left Coast Ventures from 2019 to 2021, where she helped guide the company through an historic SPAC transaction.
While serving as General Counsel for craft-brewery Lagunitas from 2018 to 2019, under the Heineken umbrella, Judith was instrumental in the launch of the first US cannabis product to be sold under a global company name and under an alcoholic beverage brand, with Lagunitas Hi-Fi Hops. Before Lagunitas, Judith served as VP and Legal Counsel to Jackson Family Wines, where she also acted as principal counsel for two regulated industry start-ups, a nutraceuticals company and a micro-craft brewery.
Prior to these positions, Judith practiced at a law firm, where she focused on intellectual property, advertising, and litigation.

Non-Employee Directors

Biographical information as of April 29, 2024 and the attributes, skills and experience of each director that led our Nomination and Governance Committee and our Board of Directors to determine that such individual should serve as a director are discussed below.
Michael W. Lau. Mr. Lau is an experienced banker with over thirty years in the industry. As a FINRA Registered Representative and Principal, his experience spans various transaction sectors including acquisitions and capital raises. He began his career at Bank of America where he spent over fifteen years focused on: leverage finance; project finance; privatizations of public entities including the New Zealand rail system; and numerous private capital raises, mostly cross-border transactions. Mr. Lau was subsequently recruited by WestLB Securities where he built a successful cross-border debt capital markets business. Transactions ranged in size from $20,000,000 to over $400,000,000 with issuers in multiple North American, South American, European and Asian countries including Australia and New Zealand. Mr. Lau was again recruited by the ultimate founders of MCAP, Inc. then at INTL FCStone (now StoneX). He then followed the team to MCAP where he built the investment banking business and continued his focus on successful capital raises. Mr. Lau also brings five years of senior level advisory experience with a focus on emerging cannabis companies. Born and raised in Los Angeles, Mr. Lau graduated from University of Denver B.S.B.A and Columbia University M.B.A.
We believe Mr. Lau is qualified to serve as a director due to his extensive experience in banking and corporate finance. He brings a wealth of knowledge in challenging credit analysis and operating execution.
Heather Quinn Molloy. Ms. Molloy is the Founder and Managing Partner of Speedwell Partners, has over twenty-five years of experience in capital markets and began investing and consulting in the legal US cannabis market in 2015. Ms. Molloy is currently an active investor and provides strategic, business development and financial consulting services.
Previously, Ms. Molloy was with TerrAscend Corp. where she served as Chief Strategy Officer and EVP of Corporate Development from November 2019 to July 2020. In this role, Heather met with and reviewed numerous companies, successfully closed on over $300mm in acquisitions and managed significant investor relation matters.
Before moving into the cannabis industry, Heather was a founder of two registered investment advisors that managed over $800mm in assets for an insurance company. Asset types included senior direct real estate loans, equipment-based financing, emerging market lending, structured credit, derivative strategies, mezzanine debt and private equity.
Previously Ms. Molloy spent over 14 years at Swiss Re where she was instrumental in launching the structured credit business. She structured and marketed multiple deals, established trading relationships for a proprietary derivatives product company and helped launch an asset backed commercial paper conduit in Canada. Heather has an MBA with a concentration in finance from the New York University, Leonard N. Stern School of Business and graduated cum laude from Boston College with degrees in Marketing and Philosophy.
We believe Ms. Molloy is qualified to serve as a director due to her extensive operating experience in a publicly listed cannabis company that built significant US operations through acquisition and license application, private cannabis company consultative roles and investment as well as extensive regulated capital markets experience.
Jeffery Sears. Mr. Sears was the Co-Founder, CEO, and chairman of Pirch (formerly known as Fixtures Living) from 2009 to 2015, where he was named one of the top disruptors in retail by the National Retail Federation.
Pirch's peak revenue was +$300 mm; it had stores in six states and employed over 500 people.
Catterton Partners (a private equity firm) invested more than $100 mm in Pirch for a minority stake in 2013. Pirch went on to win numerous awards including Winner, including "Store Design of the Year" (Large Format) by Retail Week Magazine (2012), chosen by Microsoft to showcase Pirch and Surface on Microsoft.com (2016), named 2016 Retailer of the Year by VMSD (2016), and winner, "Best in Show Worldwide: In-Store Signage and Graphics" (2012).
Mr. Sears was the President and CEO of Creative Touch Interiors, where he sold the business to Home Depot. Creative Touch Interiors generated more than $150 mm in revenue in 2004 at the time of sale. After the acquisition, the B2B business grew its footprint to over $1b in revenue for Home Depot. In addition, in 2017, Home Depot entrusted Sears with the ideation, creation, and implementation of the Home Depot Design Center, the first retail execution for high-end appliances, decorative plumbing, and bespoke cabinetry outside the "Orange Store" footprint.
Mr. Sears is currently an Advisory Board Member – of Innit. He is also the Founder of The Modernist Group.
We believe Mr. Sears is qualified to serve as a director due to over 30 years of experience as an operating President and CEO. His ability to transfer his talents across industries shows his competency in the acumen of vision, strategy, business plans (economic expression of the vision and strategy), and operational excellence with a keen ability to communicate clarity to the organization and externally.

Al Foreman. Mr. Foreman has been our director since January 2021. Mr. Foreman has over 20 years of professional experience in private equity, corporate finance, financial technology, and a broad range of transaction experience that includes the origination, structuring, and execution of debt, equity, and M&A transactions globally, as both a principal and an agent. Mr. Foreman is a Managing Partner and the Chief Investment Officer of Tuatara Capital, a role he has held since January 2014. In this role, Al is responsible for formulating Tuatara’s macro investment strategy and for the structuring and oversight of portfolio investments. Prior to co-founding Tuatara in 2014, Al was a Managing Director with Highbridge Principal Strategies, LLC, a $45 billion alternative investment management business (“Highbridge”). Before Highbridge, Mr. Foreman worked in investment banking as a Managing Director in J.P. Morgan’s Financial Sponsors Group, and he joined the bank as a Managing Director and founding member of the management team for the J.P. Morgan Private Equity Fund Services business. Earlier, Al was a financial technology executive at Vitech Systems Group and Virtual Growth Incorporated, and he began his career as a Management Associate in Citigroup’s Private Bank, where he co-founded Citibank’s Professional Sports Group. Al is currently on the board of directors of Willow Biosciences Inc., a Canadian publicly traded biotechnology company. Al has also served on the board of directors of Tuatara Capital Acquisition Corp., a Nasdaq-listed special purpose acquisition company, from 2021 to 2022. Mr. Foreman also sits on the boards of directors of various private companies, including Teewinot Life Sciences Corp., a private biotechnology company and including GDL. Inc., a private cannabis company. Mr. Foreman earned a B.S. in Finance from the University of Connecticut where he was a United Technologies Finance Scholar and a two-time Scholar Athlete Award Winner. He also holds a J.D. from the Sandra Day O’Connor College of Law at Arizona State University, and an MBA from Arizona State University’s W.P. Carey School of Business. Mr. Foreman serves on the Board of Directors for the University of Connecticut Foundation, and he is a member of the University’s Investment Committee and Athletic Steering Committee.
We believe Mr. Foreman is qualified to serve as a director due to his extensive experience in corporate finance, private equity, and financial technology.
Mark Castaneda. Mr. Castaneda has been our director since June 2022. Mr. Castaneda served as Chief Financial Officer and Treasurer (Secretary during 2018) of Tilray Brands, Inc., a leading global cannabis-lifestyle and consumer packaged goods company, where he helped lead its initial public offering in July 2018, from March 2018 until his resignation on March 2, 2020, at which point he assumed a business development role for Tilray Brands, Inc. through his retirement in September 2020. Mr. Castaneda previously served as the Chief Financial Officer and Assistant Treasurer of Primo Water Corporation, a publicly traded water marketing and distribution company, where he helped lead its initial public offering in October 2010, from March 2008 to January 2018. From October 2007 to March 2008, Mr. Castaneda served as the Chief Financial Officer for Tecta America, Inc., a private national roofing contractor, and from October 2004 to August 2006, he served as Chief Financial Officer for Pike Electric Corporation, a publicly traded energy solutions provider, where he helped lead its initial public offering in July 2005. Mr. Castaneda also served as the Chief Financial Officer of Blue Rhino Corporation, a provider of propane tank exchange and complementary propane and non-propane products to consumers, from October 1997 to October 2004 and as a member of the board of directors of Blue Rhino from September 1998 to April 2004. Mr. Castaneda helped lead Blue Rhino’s initial public offering in May 1998. Mr. Castaneda began his career with Deloitte & Touche in 1988 and is a certified public accountant. Mr. Castaneda served on the Audit Committee of Ranir Global Holdings, LLC from August 2016 to June 2019. Mr. Castaneda holds a BS in Accountancy and a Masters, Taxation from DePaul University.
We believe Mr. Castaneda is well-qualified to serve as a director due to his significant finance and accounting background, his experience at a Tilray Brands, Inc. and his experience serving on and interacting with audit committees.
Family Relationships Arrangements between Officers and Directors
To our knowledge, there is no arrangement or understanding between any of our officers or directors and any other person pursuant to which such officer or director was selected to serve as an officer or director of the Company.
Family Relationships
There is no family relationship between any director, executive officer or person nominated to become a director or executive officer.
Family Relationships, Cease Trade Orders, Bankruptcies, Penalties or Sanctions/Involvement in Certain Legal Proceedings
Except as noted below, to our knowledge:
•No director or executive officer is, as at the date of this proxy statement, or has been within ten years before the date of this proxy statement, a director, chief executive officer or chief financial officer of any company (including the Company) that:
◦was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or
◦was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes hereof, the term “order” means: (a) a cease trade order; (b) an order similar to a cease trade order; or (c) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days.
•No director or executive officer:
◦is, as of the date of this proxy statement, or has been within the 10 years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while such person was acting in such capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold its assets; or
◦has, within 10 years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.
•No director or executive officer has been subject to:
◦any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
◦any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.
Mr. Foreman has been a director of Teewinot (as defined above) since 2016. On August 27, 2020, Teewinot filed a petition under Chapter 11 (Reorganization) of the U.S. Bankruptcy Code.
Except as noted above, we are not aware of any of our directors or executive officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

STOCK OWNERSHIP

Stock Ownership of Directors, Officers and Principal Stockholders

The following table sets forth certain information known to us regarding beneficial ownership of our capital stock as of April 19, 2024 for:
•each person or group of affiliated persons known by us to be the beneficial owner of more than five percent of our capital stock;
•each of our named executive officers;
•each of our directors and our director nominees; and
•all of our executive officers, and directors and director nominees as a group.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, and includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options, within 60 days of April 19, 2024. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them. The percentage of beneficial ownership in the table below is based on 287,617,407 shares of common stock deemed to be outstanding as of April 19, 2024. The address for each director and executive officer is c/o Gold Flora Corporation, 3165 Red Hill Avenue Costa Mesa, California, 92626.

Name and Position of Beneficial Owner	Amount of Beneficial Ownership		Percent of Class(1)
Laurie Holcomb, Director and Chief Executive Officer	57,272,884(2)	56881975	19.95%
Michael Lau, Director	1,681,280(3)	1544916	*
Mark Castaneda, Director	152,125(4)	152125	*
Al Foreman, Director	64,698(5)	77845	*
Heather Molloy, Director	—	0	*
Jeffery Sears, Director	—	0	*
Marshall Minor, Chief Financial Officer	645,569(6)	372841	*
Rozlyn Lipsey, COO	488,781(7)	216053	*
Judith Schvimmer, Chief Legal Officer	488,593(8)
Mike Batesole, Former CFO	413,402	413402	*
Colin Brown, Former Chief Legal Officer	278,826	278826	*
All directors and executive officers as a group (11 persons)	61,586,158	60881450	21.41%
5% Stockholders			*
GRHP Investments LLC	23,167,744(9)	23167744	8.06%
Gold Flora Capital LLC	56,759,248(2)	56759248	19.73%

* Less than 1%
(1) The percentages in this column are calculated based on 287,617,407 Gold Flora Corp. Shares issued and outstanding as of April 19, 2024.
(2) Consists of 56,759,248 shares of common stock held by Gold Flora Capital LLC and 613,636 shares of common stock held by Ms. Holcomb that could be obtained within 60 days of April 19, 2024 upon exercise of Options. Ms. Holcomb has sole voting and dispositive power over the shares of common stock held by Gold Flora Capital LLC. The principal address for Gold Flora Capital LLC is 7501 Moonstone Ct, Huntington Beach, CA, 92648.
(3) Consists of (i) 670,252 shares of common stock held by Mr. Lau, (ii) 34,884 shares of common stock held by BURR Property Mgt LLC, (iii) 410,987 shares of common stock and 22,341 warrants held by LUAU 01 LLC, (iv) 170,454 shares of common stock held by Mr. Lau that could be issued within 60 days of April 19, 2024 upon exercise of options, and

(v) 372,362 shares of common stock held by Mounsey Family Farms LLC. Mr. Lau has sole voting and dispositive power over the shares held by BURR Property Mgt LLC and Luau 01 LLC. Mr. Lau's wife has entire interest in Mounsey Family Farms LLC. Accordingly, Mr. Lau disclaims beneficial ownership of these shares of common stock except to the extent of his pecuniary interest.
(4) Includes 152,125 Gold Flora Shares held by Mr. Castaneda.
(5) Includes 63,687 Gold Flora Shares held by Mr. Foreman and 1,011 shares of common stock that could be obtained within 60 days of April 19, 2024 upon the vesting of RSUs held by held by Mr. Foreman. Does not include 4,086,974 Gold Flora Shares beneficially owned by affiliates of Tuatara Capital. Mr. Foreman shares voting and dispositive power of these Gold Flora Shares with two other persons. Under the so-called “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Accordingly, Mr. Foreman is not a beneficial owner of the Gold Flora Shares held by affiliates of Tuatara Capital.
(6) Includes 304,660 Gold Flora Shares held by Mr. Minor and 340,909 shares of common stock that could be obtained within 60 days of April 19, 2024 upon the exercise of Options held by Mr. Minor.
(7) Includes 147,872 Gold Flora Shares held by Ms. Lipsey and 340,909 shares of common stock that could be obtained within 60 days of April 19, 2024 upon the exercise of Options held by Ms. Lipsey.
(8) Includes 143,052 Gold Flora Shares held by Ms. Schvimmer and 345,541 shares of common stock that could be obtained within 60 days of April 19, 2024 upon the exercise of Options held by Ms. Schvimmer.
(9) Consists of 23,167,744 shares of common stock held by GRHP Investments LLC, for which Rich Brown serves as manager. The address for GRHP Investments LLC is 1550 Leigh Ave, San Jose, CA 95125-5301
Delinquent Section 16(a) Reports
Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements during 2023 were complied with by each person who at any time during 2023 was a director or an executive officer or held more than 10% of our common stock, except that (i) a Form 3 was filed by Judith Schvimmer on March 25, 2024 in connection with her appointment as Chief Legal Officer on August 31, 2023, (ii) a Form 4 was filed by Judith Schvimmer on March 29, 2024 reporting a grant of stock options that occurred on November 13, 2023, (iii) a Form 3 was filed by Rozlyn Lipsey on March 12, 2024 in connection with her appointment as Chief Operating Officer on August 31, 2023, (iv) a Form 4 was filed by Rozlyn Lipsey on March 13, 2024 reporting a grant of stock options on November 13, 2023, (v) a Form 4 was filed by Mark Castaneda on December 11, 2023 reporting a purchase of shares of common stock on December 6, 2023, (vi) a Form 4 was filed by Laurie Holcomb on November 22, 2023 reporting a grant of stock options on November 13, 2023, (vii) a Form 4 was filed by Marshall Minor on November 22, 2023 reporting a grant of stock options on November 13, 2023, (viii) a Form 4 was filed by Michael W. Lau on November 27, 2023 reporting a grant of stock options on November 13, 2023, (ix) a Form 3 was filed by Troy Datcher on July 12, 2023 in connection with his appointment as Chairman on July 7, 2023, (x) a Form 4 was filed by Troy Datcher on July 12, 2023 reporting his acquisition of shares in the Business Combination on July 7, 2023, and (xi) a Form 4 was filed by Mike Batesole on January 18, 2023 reporting the vesting of restricted stock units and sale of shares of common stock on January 15, 2023.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Under the listing requirements of The Nasdaq Capital Market, independent directors must comprise a majority of a listed company’s board of directors within 12 months from the date of listing. In addition, subject to specified exceptions, each member of a listed company’s audit, compensation and nomination and governance committees must be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the Exchange Act), and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. A director will only qualify as an “independent director” under the Exchange Act if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates. Pursuant to National Instrument 52-110 (“NI 52-110“) of the Canadian Securities Administrators, a director is considered to be independent if he or she is free from any direct or indirect relationship which could, in the view of the Company Board, be reasonably expected to interfere with a director’s independent judgment.
Our Board of Directors has determined that all members of the Board of Directors and our director nominees, except Ms. Holcomb and Mr. Lau, are independent directors, including for purposes of the rules of The Nasdaq Capital Market, the SEC and under NI 52-110. In making such independence determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The composition and functioning of our Board of Directors and each of our committees comply with all applicable requirements of The Nasdaq Capital Market, SEDAR and the rules and regulations of the SEC and the OSC.
Board Leadership Structure and Role of the Board in Risk Oversight
The Board of Directors is responsible for the control and direction of the Company. At present, the Board has elected to separate the positions of Chairman and Chief Executive Officer. Ms. Holcomb will serve as Chief Executive Officer of the Company and as a member of the Company’s Board of Directors. The Board believes that this structure will serve the Company well by maintaining a link between management, through Ms. Holcomb’s membership on the Company’s Board of Directors.
One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures facing the Company and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our nomination and governance committee monitors the effectiveness of our corporate governance practices, including whether such practices are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Board Meetings
Our Board of Directors held 9 meetings during 2023. Each director attended at least 75% of the total number of meetings of the Board of Directors and committee meetings of which such director was a member during 2023. Though we do not have a formal policy regarding attendance, each member of our Board of Directors is strongly encouraged to attend each annual meeting of our stockholders. Two directors attended our annual meeting of stockholders held in 2023.

Board Committees
Our Board of Directors established an Audit Committee, a Compensation Committee and a Nomination and Governance Committee and may establish other committees to facilitate the management of our business. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Our Board of Directors and its committees set meeting schedules throughout the year and can also hold special meetings and act by written consent from time to time, as appropriate.
Our Board of Directors expects to delegate various responsibilities and authority to committees as generally described below. The committees regularly report on their activities and actions to the full Board of Directors. Each member of each committee of our Board of Directors qualifies as an independent director in accordance with the listing standards of The Nasdaq Capital Market and the Cboe Canada Exchange (“Cboe Canada”) other than Mr. Lau, who serves on the Nominating and Governance Committee. Each committee of our Board of Directors has a written charter that was approved by our board of directors.
Copies of each charter are posted on our website at ir.goldflora.com under the “Investors” section. Information contained on our website is not incorporated by reference into this Proxy Statement. We have included our website address in this Proxy Statement solely as an inactive textual reference.
Audit Committee
The members of our Audit Committee are Al Foreman, Jeffery Sears and Mark Castaneda, who is the chair of the Audit Committee. Our Audit Committee held 4 meetings during 2023. Each current member of the Audit Committee is independent within the meaning of NI 52-110 and within the meaning of such term under the rules of The Nasdaq Stock Market relating to audit committees. The Board has determined that Mark Castaneda is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K. In making this determination, the Board has considered Mr. Castaneda’s prior experience, business acumen and independence.
The primary function of the Audit Committee is to assist the directors of the Company in fulfilling their applicable roles by:
•recommending to the Board the appointment and compensation of the Company’s external auditor;
•overseeing the work of the external auditor, including the resolution of disagreements between the external auditor and management;
•pre-approving all non-audit services (or delegating such pre-approval if and to the extent permitted by law) to be provided to the Company by the Company’s external auditor;
•satisfying themselves that adequate procedures are in place for the review of the Company’s public disclosure of financial information, other than those described in the last bullet point below, extracted or derived from its financial statements, including periodically assessing the adequacy of such procedures;
•establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters, and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;
•reviewing and approving any proposed hiring of current or former partner or employee of the current and former auditor of the Company; and
•reviewing and approving the annual and interim financial statements, related Management Discussion and Analysis (“MD&A”) and other financial information provided by the Company to any governmental body or the public.
It is the responsibility of management and, in certain cases, our external auditor, to plan or conduct internal or external audits, to determine that the financial statements are complete and accurate and are in accordance with International Financial Reporting Standards, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls. Both our independent registered public accounting firm and management periodically meets privately with our audit committee.
Compensation Committee
The members of our Compensation Committee are Heather Molloy, Mark Castaneda and Al Foreman, who is the chair of the Compensation Committee. Our Compensation Committee held 5 meetings during 2023. Each Compensation Committee member attended at least 75% of the total number of meetings of the Compensation Committee. Each member of our Compensation Committee is independent under the rules and regulations of the SEC and the listing standards of The Nasdaq Capital Market and Cboe Exchange applicable to Compensation Committee members.
Pursuant to the Compensation Committee Charter, our Compensation Committee’s responsibilities include to:

•review and make recommendations to the Board with respect to organizational goals and objectives relevant to CEO compensation;
•evaluate the CEO’s performance in light of those organizational goals and objectives, and make recommendations to the Board with respect to the CEO’s compensation level based on this evaluation;
•review and recommend for Board approval, the appointment and other terms of employment (including any severance arrangements or plans and any benefits to be provided in connection with a change in control) for the CEO, including the adoption, amendment and termination of such agreements, arrangements or plans;
•within the context of the matters contemplated by the Compensation Committee Charter, review the recommendations to the Compensation Committee of the CEO respecting the appointment of the CFO, all senior management reporting directly to the CEO and all other officers appointed by the Board (collectively “Senior Management”) and, if advisable, make recommendations to the Board with respect to any such appointment;
•within the context of the matters contemplated by the Compensation Committee Charter, review the recommendations to the Compensation Committee of the CEO respecting the compensation and other terms of employment (including any severance arrangements or plans and any benefits to be provided in connection with a change in control) of members of Senior Management and, if advisable, make recommendations to the Board with respect to such compensation and other terms of any employment agreements and any severance arrangements or plans;
•review and recommend for Board approval, the remuneration (fees and/or retainer) to be paid, and the benefits to be provided, to members of the Board and each of its committees;
•review and approve any compensation disclosure of the Company before it is publicly disclosed, including disclosure of the process undertaken by the Compensation Committee in respect of compensation matters; and
•oversee the administration of any equity-based compensation and pension and benefit plans of the Company.
The Compensation Committee Charter does not provide for the delegation of the above duties.
Pursuant to the Compensation Committee Charter, the Compensation Committee may conduct or authorize investigations into or studies of matters within the Compensation Committee’s scope of responsibilities and duties as described above and in the Compensation Committee Charter, and has the authority to seek, retain and terminate external legal counsel, consultants, accountants or other advisors from a source independent of management, with notice to either the Chairman of the Board or our CEO, as deemed appropriate by the Compensation Committee, to assist it in fulfilling its responsibilities and to set and pay the respective compensation for these advisors. The Compensation Committee Charter provides that the Company will provide appropriate funding, as determined by the Compensation Committee, for the services of these advisors.
Nomination and Governance Committee
The members of our Nomination and Governance Committee are Michael W. Lau, Jeffery Sears and Heather Molloy, who is the chair of the Nomination and Governance Committee. Our Nomination and Governance Committee held 2 meetings during 2023. Each Nomination and Governance Committee member attended at least 75% of the total number of meetings of the Nomination and Governance Committee.
Each member of our Nomination and Governance Committee other than Mr. Lau is independent under the rules and regulations of the SEC, the OSC and the listing standards of The Nasdaq Capital Market and SEDAR, applicable to Nomination and Governance Committee members. Our Nomination and Governance Committee’s responsibilities include to:
•identify and selecting potential nominees for the Board and considering all nominees to the Board including those recommended by stockholders;
•develop a long-term succession plan for the Board and annually or as required, identify and recruit potential nominees for election or appointment to the Board and recommend to the Board the individual nominees for consideration by, and presentation to, the stockholders at the Company’s next annual meeting of stockholders or appointment to the Board between such meetings;
•periodically review the recommendations of the Chief Executive Officer respecting the appointment of the Chief Financial Officer, all senior management reporting directly to the Chief Executive Officer, and all other Senior Management, and, if advisable, after consideration of the objectives of the of the Company, make recommendations to the Board with respect to any such appointment;

•periodically review and make recommendations to the Board with respect to talent management and succession planning matters concerning the Chief Executive Officer and members of Senior Management, as well as general executive development programs, after consideration of our objectives of our diversity policy;
•assist with the appointment, performance, evaluation and retention of Senior Management;
•periodically, and not less than annually, undertake an assessment of the independence of the members of the Board and examine the proportion of independent directors on the Board, with a view to determining the impact of the number of independent directors on the effectiveness of the Board and the ability of the Board to act independently of management, and recommend to the Board, if necessary, a reduction or increase in the number of independent directors;
•periodically and in accordance the nomination rights, if any, of stockholders, undertake an examination of the size of the Board and each Board committee, with a view to determining the impact of the number of directors on the effectiveness of the Board and its committees in fulfilling their responsibilities, and recommend to the Board, if necessary, a reduction or increase in the size of the Board or any Board committee;
•annually or as required, recommend to the Board the individual directors to serve on (or to depart from) the standing committees of the Board, after considering (i) the qualifications for membership on each committee, (ii) the extent to which there should be a policy of periodic rotation of directors among the committees, (iii) the results of the committee and director effectiveness evaluation process, and (iv) the number of boards and other committees on which the directors serve;
•periodically examine and make recommendations to the Board in relation to mechanisms of Board renewal (e.g., a retirement age or term limits for directors);
•annually (i) review and assess the effectiveness of the Board appointment/nomination process at achieving the objectives of the of the Company and (ii) consider and, if determined advisable, recommend to the Board for adoption, measurable objectives for achieving diversity on the Board;
•recommend for Board approval the removal of a director from the Board or from a committee of the Board if he or she is no longer qualified to serve as a director under applicable requirements or for any other reason the Committee considers appropriate; and
•review and approve any director nomination disclosure of the Company before it is publicly disclosed.
Additionally, our Nomination and Governance Committee is responsible for overseeing certain corporate governance matters, including:
•evaluating the effectiveness of the Board;
•recommending procedures to ensure the Board and its committees function independently of management;
•recommending a member of the Board to serve as Chair;
•periodically reviewing governance principles, monitoring disclosure and best practices, and bringing forward corporate governance issues to the Board for review;
•periodically reviewing the Board’s mandate and each committee’s charter, and recommending changes, where necessary, to the Board for approval;
•periodically reviewing our Insider Trading Policy, Code of Business Conduct and Ethics and similar governance documents to ensure compliance with applicable requirements, and to recommend changes as necessary to the Board for approval;
•monitoring conflicts of interest of Board members and management and reporting to the Board on such matters;
•reviewing and approving governance disclosure before it is publicly disclosed;
•reviewing all shareholder proposals submitted to the Committee and recommending appropriate action to the Board; and
•overseeing our approach to addressing potential risks on governance matters.
Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of our Board of Directors, advisors and stockholders. Any suggested director candidate, together with appropriate biographical information, should be submitted to the Chair of our Nomination and Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

The Nomination and Governance Committee is responsible for, among other things, developing policies and procedures for (i) identifying and selecting potential nominees for the Board and (ii) considering all nominees to the Board including those recommended by shareholders. In addition, in accordance with nomination rights of Shareholders, the is responsible for recommending to the Board the individual nominees for (a) consideration by, and presentation to, our shareholders at our next annual meeting of shareholders or (b) appointment to the Board between such meetings.
In identifying nominees for election or appointment to the Board, the Nomination and Governance Committee considers:
•the results of the Board and director effectiveness evaluation process;
•the competencies, skills and other qualities that the Nomination and Governance Committee considers to be necessary for the Board as a whole to possess, the competencies, skills and other qualities that the Nomination and Governance Committee considers each existing director to possess, and the competencies, skills and other qualities each new nominee would bring to the Board;
•the amount of time and resources that nominees have available to fulfill their duties as Board members;
•the objectives of any diversity policy of the Company and the diversity of the Board composition, including whether diversity targets have been adopted; and
•the independence, residency or other requirements under applicable laws, rules and regulations.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our Board of Directors, it must follow the procedures described in our Bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the Nomination and Governance Committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:

•the name and address and other biographical information;
•the class and number of shares of our stock which they own;
•a description of any agreement, arrangement, or understanding with respect to such nomination or other business proposal the recommending stockholder has entered into;
•a representation that the recommending stockholder is the holder of record of shares of the Company entitled to vote at the meeting and intends to appear in person or by proxy;
•a representation whether the recommending stockholder intends or is part of group which intends to solicit proxies in support of such nomination and deliver a form of proxy to holders of the Company required to approve the proposal;
•names and addresses of other stockholders known to be in support of the nomination; and
•any additional information relating to such recommendation that would be required to be disclosed in a proxy statement.
The recommendation must also be accompanied by the following information concerning the proposed nominee:
•the name, age, business address, and residence address of each nominee proposed in such notice;
•the principal occupation or employment of each such nominee;
•the class and number of shares of our stock that are owned of record and beneficially by each such nominee (if any);
•such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;
•a written questionnaire with respect to the background and qualification of such proposed nominee, completed and executed by such proposed nominee, in the form to be provided by the Secretary upon written request of any stockholder of record within 10 days of such request, and a written statement and agreement executed by each such nominee in accordance with our Bylaws; and
•additional disclosures relating to stockholder nominees for directors, as required by our Bylaws.
Stockholder Communication with Directors

Generally, stockholders who have questions or concerns should contact our Investor Relations team as indicated on the “Investors” section of on our website. However, persons wishing to write to our Board of Directors, or to a specified director or committee of our Board of Directors, should send correspondence to our Corporate Secretary at Gold Flora Corporation, 3165 Red Hill Avenue Costa Mesa, CA 92626. Electronic submissions of stockholder correspondence will not be accepted. Communications will be distributed to our Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications.
Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has ever been an executive officer or employee of ours. None of our officers currently serves, or has served during the last completed fiscal year, on any other entity's board of directors, Compensation Committee or other committee serving an equivalent function that has one or more officers serving as a member of our Board of Directors or Compensation Committee.
Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which applies to all of our directors, officers, employees, contractors and agents (“Company Personnel”), which meets the definition “code of ethics” in Item 406 of Regulation S-K. The Code of Ethics provides a set of standards and principles of business conduct for conducting the business and affairs of the Company in accordance with high ethical and legal standards. The Code of Ethics is available under the Company’s profile on www.sedar.com.
As part of the Code of Ethics, it is the responsibility of Company Personnel to become familiar with, and conduct Company business in compliance with, applicable laws, rules and regulations and this Code of Ethics; treat all Company personnel, suppliers, customers and business partners in an honest and fair manner; avoid situations where personal interests are, or appear to be, in conflict with the Company interests; and safeguard and properly use the Company’s proprietary and confidential information, assets and resources, as well as those of the Company’s suppliers, customers and business partners.
The Nomination and Governance Committee of the Board (“NGC”) is responsible for reviewing and evaluating the Code of Ethics from time to time and making recommendations for any necessary or appropriate changes to the Company Board. The NGC assists the Board with the monitoring of compliance with the Code of Ethics, and the Company Board is responsible for considering any waivers of the Code of Ethics.
Any person may receive a copy free of charge by writing to us at Gold Flora Corporation, 3165 Red Hill Avenue, Costa Mesa, California 92626, Attention: Corporate Secretary. In addition, our Code of Business Conduct and Ethics is available under “Governance” on our website at ir.goldflora.com.
We intend to disclose in the “Governance” section of our website (ir.goldflora.com) any amendment to, or waiver from, a provision of our Code of Ethics that applies to our directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or any persons performing similar functions, and that is required to be publicly disclosed pursuant to the rules of the SEC.
Insider Trading Policy; Hedging and Pledging Prohibition

Pursuant to the Company’s Insider Trading Policy (the “Insider Trading Policy”), all Company employees (including officers), consultants, independent contractors, directors, and their respective immediate family members (collectively, “Company Personnel”) are prohibited from, among other things, trading in our securities or derivatives thereof while in possession of material nonpublic information and during closed trading windows that begin on the 15th day of the last month of each fiscal quarter and open upon the completion of one full trading day following the date on which a press release has been issued with respect to our quarterly or annual financial statements for the applicable period. Company Personnel must pre-clear all trading activity with the administrator of the Insider Trading Policy, who is currently our Chief Legal Officer.
In addition, Company Personnel are prohibited, directly or indirectly, from purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in the market value of securities of the Company (or equivalents such as share units, the value of which is derived from equity securities of the Company) held, directly or indirectly, by such Company Personnel, including equity securities granted as compensation.
The Insider Trading Policy also prohibits Company Personnel from:
•speculating in securities of the Company, which may include buying with the intention of quickly reselling such securities, or selling securities of the Company with the intention of quickly buying such securities (other than in connection with the acquisition and sale of shares issued under the Company’s equity incentive plan or any other Company benefit plan or arrangement);
•buying the Company’s securities on margin or holding Company securities in a margin account (since such securities could be sold without the account holder’s “consent” in the event of a margin call);

•short selling a security of the Company or any other arrangement that results in a gain only if the value of the Company’s securities declines in the future;
•selling a “call option” giving the holder an option to purchase securities of the Company;
•buying a “put option” giving the holder an option to sell securities of the Company.
Our Insider Trading Policy is available on the “Governance” section of our website at ir.goldflora.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 3165 Red Hill Avenue Costa Mesa, CA 92626.

AUDIT COMMITTEE REPORT

The Board has a separately designated standing Audit Committee established for the purpose of, among other things, overseeing our accounting and financial reporting processes. Under the Audit Committee Charter, the Audit Committee should be comprised of not less than three directors as determined by the Company Board, all of whom shall be independent within the meaning of NI 52-110 (or exempt therefrom). The Audit Committee is currently comprised of three directors: Mark Castaneda (Chair), Al Foreman, and Jeffery Sears, each of whom is independent within the meaning of NI 52-110. The Board has determined that Mark Castaneda is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K. Each member of the Audit Committee is considered to be “independent” within the meaning of such term under the rules of The Nasdaq Stock Market (“Nasdaq Rules”) relating to audit committees.

Management is responsible for the preparation of the Company’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”), and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of the Company for the fiscal year ended December 31, 2023. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 that was filed with the SEC.

The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that we specifically incorporate it by reference into such filing.

Respectfully Submitted by the
Members of the Audit Committee

Mark Castaneda (Chair)
Al Foreman
Jeffery Sears

RELATED PARTY TRANSACTIONS
Certain Relationships and Related Party Transactions

The following includes a summary of transactions since January 1, 2023, in which we have participated and any currently proposed transactions where the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our shares or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement.

Expenses incurred and contributions received from related parties, and amounts due to and (due from) related parties, which are included as components of accounts payable and accrued liabilities or (accounts receivables) in the accompanying consolidated balance sheets as of December 31, 2023 and 2022 and the consolidated statements of operations for the years ended December 31, 2023 and 2022 are as follows, in each case in thousands:

			Incurred (Received)		Due To (From)
Related Party Name	Relationship	Nature of Transactions	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
127 Radio Road Partners, LLC	Co-owned by a shareholder of the Company	Facility Rent	$435	$—	$6	$—
BlackStar Contractors Inc.	Co-owned by a shareholder of the Company	Construction of Facilities	12	5,666	(1,252)	(847)
BlackStar Financial Inc.	Co-owned by a shareholder of the Company	Shared Services	168	333	50	74
BlackStar Industrial Properties LLC	Co-owned by a shareholder of the Company	Facility Rent and Advances	5	891	2,644	2,638
GF 5630 Partners LLC	Managed by Directors and officers of Gold Flora Corporation	Facility Rent	478	1,252	290	525
GF Investco 2, Inc.	Managed by Directors and officers of Gold Flora Corporation	Interest Expense	375	736	—	374
GF Invesco, Inc.	Managed by Directors and officers of Gold Flora Corporation	Interest Expense	409	494	—	187
Gold Flora Capital LLC	Managed by Directors and officers of Gold Flora Corporation	Interest Expense	9	17	16	16
MasterCraft Homes Group LLC	Co-owned by a shareholder of the Company	Shared Services	17	51	39	25
Luau 01, LLC	Management	Interest Expense	6	11	—	149
Mounsey Family Farms, LLC	Management	Interest Expense	11	—	25	287
		Total	$1,925	$9,451	$1,818	$3,428

In addition, to the above transactions, we entered into a promissory note with Skyfall Partners, LLC, an entity majority owned by a shareholder of ours, dated December 31, 2020, which matured on December 22, 2021 and bears interest at an interest rate of 10% with principal and unpaid interest due at maturity. The balance of the note payable at December 31, 2023 and 2022 was both $425 thousand. The note was amended to extend the maturity date to April 2023. The Company is currently in negotiations to extend the maturity date. Amounts due to Skyfall Partners, LLC is included as a component of due to related parties in the accompanying consolidated balance sheets.

In addition, to the above transactions, the Company entered into a promissory note with BlackStar Capital Partners, LLC, an entity majority owned by a shareholder of the Company, dated December 15, 2021, which matured on June 14, 2023 and bears interest at an interest rate of 10% with principal and unpaid interest due at maturity. The Company is currently in negotiations to extend the maturity date. The balance of the note payable at December 31, 2023 and 2022 was both $1.6 million. Amounts due to Black Star Capital Partners, LLC is included as a component of due to related parties in the accompanying consolidated balance sheets.

A former director of the Company is a close family member to an owner of R&C Brown Associates, LP (“R&C”). The Company has two operating leases and one finance lease with R&C. R&C ceased to be a related party on July 7, 2023.
Michael Lau has provided management advisory services to the Company focusing on Capital Raising and Mergers and Acquisition activities.
Indemnification and Limitation on Liability
We have entered into indemnification agreements with each of our directors and officers. These agreements provide that we will indemnify each of our directors, our executive officers and, at times, their affiliates to the fullest extent permitted by applicable law. We will advance expenses, including attorneys’ fees (but excluding judgments, penalties, fines and settlement amounts), to each indemnified director, executive officer or affiliate in connection with any proceeding in which indemnification is available and we will indemnify our directors and officers for any action or proceeding arising out of that person’s services as a director or officer brought on behalf of us or in furtherance of our rights. Additionally, certain of our directors or officers may have certain rights to indemnification, advancement of expenses or insurance provided by their affiliates or other third parties, which indemnification relates to and might apply to the same proceedings arising out of such director’s or officer’s services as a director referenced herein. Nonetheless, we have agreed in the indemnification agreements that our obligations to those same directors or officers are primary and any obligation of such affiliates or other third parties to advance expenses or to provide indemnification for the expenses or liabilities incurred by those directors are secondary.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2023 were Laurie Holcomb, our Chief Executive Officer; Marshall Minor, our Chief Financial Officer; Rozlyn Lipsey, our Chief Operating Officer; Troy Datcher, our former Chief Executive Officer and Chairman of the Board; Mike Batesole, our former Chief Financial Officer; and Colin Brown, our former Chief Legal Officer.
Summary Compensation Table
The following table sets forth information about compensation of our Chief Executive Officer and Chief Financial Officer for the year ended December 31, 2023 (collectively, our “named executive officers” or “NEOs”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Nonequity Incentive Plan Compensation	Total ($)
Laurie Holcomb (Chief Executive Officer)	2023	$305,654	$—	$288,000	$12,000	$605,654
	2022	$180,000	$—	$—	$12,000	$192,000
Marshall Minor (Chief Financial Officer)	2023	$261,635	$—	$160,000	$6,000	$427,635
	2022	$38,462	$—	$252,702	$923	$292,087
Rozlyn Lipsey (Chief Operating Officer)	2023	$285,577	$70,000	$160,000	$480	$516,057
	2022	$153,364	$25,000	$178,750	$260	$357,374
Troy Datcher (Former Chief Executive Officer and Chairman of Board)	2023	$296,150	$330,000	$—	$558,510	$1,184,660
	2022	$549,994	$—	$936,000	$640	$1,486,634
Mike Batesole (Former Chief Financial Officer)	2023	$172,115	$106,500	$—	$233,704	$512,319
	2022	$300,000	$25,000	$416,000	$—	$741,000
Colin Brown (Former Chief Legal Officer)	2023	$162,500	$—	$—	$274,369	$436,869
	2022	$275,000	$50,000	$416,000	$—	$741,000
Notes:
(1) The amounts in this column represent the aggregate grant date fair value of the stock award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation–Stock Compensation”. See Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 regarding assumptions underlying valuation of equity awards.
(2) This amount represents participation units that were awarded prior to the Business Combination

Compensation Overview
To succeed in the dynamic and evolving market in which we operate and to achieve its business and financial objectives, attracting, retaining and motivating a talented team of executive officers is essential. We intend for our executive officer compensation program to achieve these and the following objectives: attract and retain a talented, high performing and experienced executive team by providing competitive compensation opportunities; motivate the executive team to achieve our business and financial objectives; align the interests of the executive team with those of our shareholders; and balance short-term results and create long-term sustainable value.
We offer executive officers cash compensation in the form of base salary and an annual bonus, and at-risk equity based or equity like compensation.
The Compensation Committee is responsible for overseeing our compensation policies, processes and practices. The Compensation Committee also seeks to ensure that compensation policies and practices provide an appropriate balance of risk and reward consistent with our risk profile. The Company Board has adopted a written charter for the Compensation Committee setting out its responsibilities for administering compensation programs and reviewing and making recommendations to the Board concerning the level and nature of the compensation payable to directors and executive officers. The Compensation Committee’s oversight includes setting objectives, evaluating performance, and ensuring that total compensation paid to NEOs and various other key executive officers and key managers is fair, reasonable and consistent with the objectives of the Company’s philosophy and compensation program.
We will continue to evaluate its philosophy and compensation programs as circumstances require and plans to review compensation on an annual basis. As part of this review process, we expect to be guided by the philosophy and objectives outlined above, as well as other factors which may become relevant, such as the cost to find a replacement for a key employee.

Benchmarking
The Compensation Committee is expected to establish an appropriate comparator group for purposes of setting the future compensation of its NEOs. In the fiscal year ended December 31, 2022, Semler, a consulting firm based in Los Angeles, California that specializes in executive compensation and board governance, was engaged to assist with certain benchmarking with respect to payouts under our annual incentive plan.
Principal Elements of Compensation
The compensation of the Company’s executive officers is comprised of the following major elements: (a) base salary; (b) an annual, discretionary cash bonus; and (c) long-term equity incentives, consisting of stock options, restricted stock awards, performance compensation awards and/or other applicable awards granted under the Amended and Restated Gold Flora Equity Incentive Plan and any other equity plan that may be approved by the Company Board from time to time. These principal elements of compensation are described below.
Base Salaries
Base salary is provided as a fixed source of compensation for our executive officers. Adjustments to base salaries will be reviewed annually and as warranted throughout the year to reflect promotions or other changes in the scope of breadth of an executive officer’s role or responsibilities, as well as to maintain market competitiveness.
Annual Bonuses
Annual bonuses may be awarded based on qualitative and quantitative performance standards and will reward performance of our executive officers individually. The determination of an executive officer’s performance may vary from year to year depending on economic conditions and conditions in the cannabis industry and may be based on measures such as stock price performance, the meeting of financial targets against budget and balance sheet performance.
Gold Flora Corporation 2023 Equity Incentive Plan
The following is a summary of the principal terms of the Gold Flora 2023 Equity Incentive Plan (the “2023 Plan”). The 2023 Plan is qualified in its entirety by reference to the text of the 2023 Plan, a copy of which is appended as Appendix A to this Proxy Statement. Capitalized terms used in this section but not otherwise defined herein have the meaning ascribed to such terms in the 2023 Plan.

Purpose

The 2023 Plan provides continual motivation for the Company’s officers, employees, consultants and directors to achieve its business and financial objectives and align their interests with the long-term interests of its stockholders. The purpose of 2023 Plan is to promote greater alignment of interests between employees and shareholders, and to support the achievement of the Company’s longer-term performance objectives, while providing a long-term retention element.

Ongoing Shareholder Approval of the 2023 Plan

Pursuant to the rules of the Cboe Canada, since the 2023 Plan is an evergreen plan (also known as a rolling plan), the 2023 Plan must be renewed by approval of the shareholders of the Company every three years. The 2023 Plan was most recently approved at the most recent meeting of shareholders of the Company in connection with the approval of the Business Combination.

Types of Awards

The 2023 Plan permits the grant of (i) nonqualified stock options (“NQSOs”) and incentive stock options (“ISOs”) (collectively, “Options”), (ii) restricted share units (“RSUs”) and deferred share units (“DSUs”), (iii) performance share units (“PSUs”), and (iv) stock appreciation rights (“SARs”), which are referred to herein collectively as “Awards”, all as more fully described below.

Eligibility

Any non-employee director of the Company or any employee, officer, director, consultant, independent contractor or advisor providing services to the Company or any affiliate, or any such person to whom an offer of employment or engagement with the Company or any affiliate is extended, are eligible to participate in the 2023 Plan if approved by the Company Board (the “Participants”). The basis of participation of an individual under the 2023 Plan, and the type and amount of any Award that an individual will be entitled to receive under the 2023 Plan, will be determined by the Company Board.

Number of Shares

The maximum number of shares of our common stock that may be issued under the 2023 Plan shall not exceed fifteen percent (15%) of the shares of common stock outstanding from time to time, subject to adjustment in accordance with the 2023 Plan; provided that the maximum number of the shares of common stock available for issuance for ISOs is 45,000,000 shares of common stock. The maximum number of the shares of common stock that may be: (i) issued to Insiders (as defined in the 2023 Plan) of the Company within any one-year period; or (ii) issuable to Insiders of the Company at any time, in each case, under the 2023 Plan cannot exceed ten percent (10%) of the aggregate number of the shares of common stock issued and outstanding from time to time.

Lapsed Awards

Any shares of common stock subject to an Award under the 2023 Plan that are not purchased or are forfeited, cancelled, expire unexercised, are settled in cash, or are used or withheld to satisfy tax withholding obligations of a Participant shall again be available for Awards under the 2023 Plan.

Adjustments

In the event of any stock dividend, stock split, combination or exchange of the shares of common stock, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Company’s assets to shareholders or any other change affecting the shares of common stock, the Company Board will make such proportionate adjustments, if any, as the Company Board in its discretion, subject to regulatory approval, may deem appropriate to reflect such change (for the purpose of preserving the value of the Awards at the time of the change affecting the shares of common stock), with respect to (i) the number or kind of the shares of common stock or other securities reserved for issuance pursuant to the 2023 Plan, and (ii) the number or kind of the shares of common stock or other securities subject to unexercised Awards previously granted and the exercise price, if any, of those Awards, provided, however, that no substitution or adjustment will obligate the Company to issue or sell fractional the shares of common stock.

Administration

The Company Board shall have the power to administer the 2023 Plan and may delegate such power at its discretion to any committee of the Company Board. The administrator shall have the power to: (i) designate Participants; (ii) determine the type, size and terms and conditions of Awards to be granted; (iii) determine the method by which an Award may be settled, exercised, cancelled, forfeited or suspended (iv) determine the circumstances under which the delivery of cash, property, or other amounts payable with respect to an Award may be deferred either automatically or at the Participant’s or the Company Board’s election; (v) interpret and administer, reconcile any inconsistency in, correct any defects in, and supply any omission in the 2023 Plan and any Award granted under the 2023 Plan; (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Company Board deems appropriate for the proper administration of the 2023 Plan; (vii) accelerate the vesting, delivery, or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (viii) make any other determination and take any other action that the Company Board deems necessary or desirable for the administration of the 2023 Plan, to preserve the tax treatment of the Awards, preserve the economic equivalent value of the Awards or to comply with any applicable law.

Options

The Company Board is authorized to grant Options to purchase the shares of common stock that are either ISOs (meaning they are intended to satisfy the requirements of Section 422 of the U.S. Tax Code), or NQSOs (meaning they are not intended to satisfy the requirements of Section 422 of the U.S. Tax Code). Options granted under the 2023 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Company Board and specified in the applicable Award agreement. The maximum term of an Option granted under the 2023 Plan will be ten (10) years from the date of grant (or five (5) years in the case of an ISO granted to an employee who on the grant date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or an ISO Entity). Payment in respect of the exercise of an Option may be made in cash or by check, by surrender of unrestricted the shares of common stock (at their fair market value on the date of exercise) or by such other method as the Company Board may determine to be appropriate. ISOs shall be granted only to employees of the Company or any of the Company’s present or future parent or subsidiaries, as defined in Section 424(e) or (f) of the U.S. Tax Code.

SARs

A SAR entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of the shares of common stock from the date of the grant of the SAR and the date of exercise payable in the shares of common stock or cash. Any grant may specify a vesting period or periods before the SAR may become exercisable, permissible dates or periods on or during which the SAR shall be exercisable, and whether the SAR is settled in cash or the shares of common stock. No SAR may be exercised more than ten years from the grant date.

RSUs

RSUs are granted in reference to a specified number of the shares of common stock and entitle the holder to receive, on achievement of specific performance goals established by the Company Board or after a period of continued service with the Company or its affiliates or any combination of the above as set forth in the applicable Award agreement, one (1) share of common stock for each such share of common stock covered by the RSU; provided, that the Company Board may elect to pay cash, or part cash and part the shares of common stock in lieu of delivering only the shares of common stock. The Company Board may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in the applicable Award agreement or as may be determined by the Company Board upon a Participant’s termination of employment or service with the Company, the unvested portion of the RSUs will be forfeited and re-acquired by the Company for cancellation at no cost.

PSUs

PSUs are granted in reference to a specified number of the shares of common stock and entitle the holder to receive, on achievement of specific performance goals established by the Company Board or after a period of continued service with the Company or its affiliates or any combination of the above as set forth in the applicable Award agreement, one (1) share of common stock for each such share of common stock covered by the PSU; provided, that the Company Board may elect to pay cash, or part cash and part the shares of common stock in lieu of delivering only the shares of common stock. The Company Board may, in its discretion, accelerate the vesting of PSUs. Unless otherwise provided in the applicable Award agreement or as may be determined by the Company Board upon a Participant’s termination of employment or service with the Company, the unvested portion of the PSUs will be forfeited and re-acquired by the Company for cancellation at no cost. For each Award of PSUs, the Company Board shall establish the period in which any criteria establish by the Company Board, including, without limitation, criteria based on the Participant’s personal performance, the financial performance of the Company or its subsidiaries, total shareholder return, the achievement of corporate goals and strategic initiatives, and other vesting conditions must be met in order fora Participant to be entitled to receive the shares of common stock in exchange for all or a portion of the PSUs held by such Participant.

DSUs

DSUs are granted in reference to a specified number of the shares of common stock and entitle the holder to receive, on achievement of specific conditions established by the Company Board such as continuing service of the Participant and/or achievement of pre-established vesting and objectives, one (1) common share for each such common share covered by the DSU; provided, that the Company Board may elect to pay cash, or part cash and part the shares of common stock in lieu of delivering only the shares of common stock. The Company Board may, in its discretion, accelerate the vesting of DSUs. Unless otherwise provided in the applicable Award agreement or as may be determined by the Company Board upon a Participant’s termination of employment or service with the Company, the unvested portion of the DSUs will be forfeited and re-acquired by the Company for cancellation at no cost.

Dividend Share Units

When dividends (other than stock dividends) are paid on the shares of common stock, Participants may, subject to the terms and conditions set out in a Participant’s Award agreement, receive additional DSUs, RSUs and/or PSUs, as applicable (“Dividend Share Units”) as of the dividend payment date. The number of Dividend Share Units to be granted to the Participant, if any, shall be determined by multiplying the aggregate number of DSUs, RSUs and/or PSUs, as applicable, held by the Participant on the relevant record date by the amount of the dividend paid by the Company on each common share, and dividing the result by the Market Value (as defined under the 2023 Plan ) on the dividend payment date, which Dividend Share Units shall be in the form of DSUs, RSUs and/or PSUs, as applicable. Dividend Share Units granted to a Participant are subject to the same vesting conditions applicable to the related DSUs, RSUs and/or PSUs in accordance with the respective Award agreement. All Dividend Share Units shall settle in the same form as the related DSUs, RSUs and/or PSUs.

Amendment and Termination of 2023 Plan

The Company Board may, in its sole discretion, suspend or terminate the 2023 Plan at any time or from time to time and/or amend or revise the terms of the 2023 Plan or of any Award granted under the 2023 Plan and any agreement relating thereto, provided that such suspension, termination, amendment, or revision shall: (a) not adversely alter or impair any Award previously granted except as permitted by the terms of the 2023 Plan or upon the consent of the applicable Participant(s); and (b) be in compliance with applicable law, applicable NEO Exchange policies (or any other stock exchange upon which the Company has applied to list its the shares of common stock) and with the prior approval, if required, of the shareholders of the Company. Subject to the foregoing, the Company Board may from time to time, in its discretion and without the approval of shareholders, make changes to the 2023 Plan or any Award without the approval of Participants or shareholders which may include but are not limited to: (a) a change to the vesting provisions of any Award granted under the 2023 Plan; (b) a change to the provisions governing the effect of termination of a Participant’s employment, contract or office; (c) a change to accelerate the date on which any Award may be exercised under the 2023 Plan; (d) an amendment of the 2023 Plan or an Award as necessary to comply with applicable law or the requirements of the any exchange upon which the securities of the Company are then listed or any other regulatory body having authority over the Company, 2023 Plan, the Participants or the shareholders of the Company; (e) any amendment of a “housekeeping” nature, or (f) any amendment regarding the administration of the 2023 Plan.

Notwithstanding the foregoing or any other 2023 Plan provision, shareholder approval is required for the following 2023 Plan amendments: (a) any increase in the maximum number of the shares of common stock that may be issuable pursuant to Awards, other than adjustments permitted under the 2023 Plan for changes in capitalization; (b) any reduction in the exercise price of an Award benefiting an insider (as defined in the 2023 Plan), other than adjustments permitted under the 2023 Plan for changes in capitalization; (c) any extension of the expiration date of an Award benefiting an Insider (as defined in the 2023 Plan), except in the case of an extension due to a blackout period; (d) any extension of the expiration date of an Award where the exercise price is lower than the market price; and (e) any amendment to remove or exceed the Insider participation limit set forth in the 2023 Plan.

There have been no amendments to the 2023 Plan, or any Awards, since the completion of the Business Combination.

Non-Transferability of Awards

Unless determined otherwise by the Company Board, Awards may not be sold, assigned, transferred, or otherwise encumbered or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

Change of Control

In the event of a “change of control” as defined in the 2023 Plan, the Company Board may provide for the following treatment of Awards and is not required to treat Awards or Participants in a uniform manner: (i) provide for the assumption or replacement of the Award by the surviving corporation or successor entity; (ii) accelerate vesting of Awards and permit Participants to conditionally exercise or surrender their Awards, and terminate all such awards not so exercised or settled immediately following such change in control; (iii) terminate the Award, whether or not vested, in exchange for an amount or cash and/or property, if any, equal to amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights under the Award; or (iv) replace the Award with other rights or property selected by the Company Board in its discretion.

Employment Agreements
Laurie Holcomb
Ms. Holcomb serves as the Chief Executive Officer (“CEO”), and a board member of the Company pursuant to an employment agreement between Ms. Holcomb and the Company dated July 7, 2023 (the “Holcomb Agreement”).
As CEO, Ms. Holcomb reports to the Board and is entitled to earn an annual base salary of $450,000 per year. Further, Ms. Holcomb is eligible to participate in the 2023 Plan with variable compensation of up to 50% of her annual base salary, at the discretion of the Board or the Compensation Committee based on individual objectives and key performance indicators.

During her employment, with full-time employment of 30 hours or more per week, Ms. Holcomb is eligible for vacation, holidays, health insurance, and other employee benefits on the same basis as the Company establishes, modifies or eliminates from time to time. The Holcomb Agreement contains a condition that Ms. Holcomb will abide by all of the Company policies and practices as the Company may establish from time to time and will refrain from any form of harassment or discrimination.
In the event that the Company terminates Ms. Holcomb’s employment for reasons not attributable to her performance Ms. Holcomb will be eligible for (a) continuation of payment of her base salary, and (b) payment by the Company of the employer portion of her medical insurance, for four months following the effective date of termination.
The Holcomb Agreement contains an invention assignment agreement and certain non-competition, non-solicitation and confidentiality provisions in favor of the Company. Subject to certain obligations set forth in the Holcomb Agreement, the Company may terminate Ms. Holcomb’s employment at any time, with or without cause, and with or without notice.
Rozlyn Lipsey
Ms. Lipsey serves as the Chief Operating Officer of the Company and had previously served as the Executive Vice President of Operations & Wholesale of the Company pursuant to an employment agreement between Ms. Lipsey and TPCO dated May 10, 2022, as amended on February 3, 2023 (the “Lipsey Agreement”).
As Chief Operating Officer, Ms. Lipsey reports to the CEO of the Company and is entitled to earn an annual base salary of $270,000 per year. Further, Ms. Lipsey is eligible to participate in the Company’s 2023 Plan with variable compensation of up to 50% of her annual base salary, at the discretion of the Board or the Compensation Committee based on individual objectives and key performance indicators. Pursuant to terms of the Lipsey Agreement, Ms. Lipsey received a one-time signing bonus of $25,000 in connection with the commencement of her employment.
Pursuant to the Lipsey Agreement, Ms. Lipsey was awarded 275,000 RSUs of TPCO common stock with 150,000 RSUs vesting over four years, with 25% vesting after the initial 12 months and the rest vesting in quarterly installments, and then (a) 75,000 RSUs vesting on March 31, 2023, and (b) 50,000 vesting on April 1, 2024, subject to meeting performance metrics. If there is a sale event all unvested RSUs will vest immediately prior to the sale event.
In the event that we terminate Ms. Lipsey’s employment for reasons not attributable to her performance, Ms. Lipsey will be eligible for (a) continuation of payment of her base salary, and (b) payment by us of the employer portion of her medical insurance, for six months following the effective date of termination, and to receive a pro rata portion of her targeted annual bonus of up to 50% of her annual base salary.
During her employment, with full-time employment of 30 hours or more per week, Ms. Lipsey is eligible for vacation, holidays, health insurance, and other employee benefits on the same basis as TPCO establishes, modifies or eliminates from time to time. The Lipsey Agreement contains a condition that Ms. Lipsey will abide by all of our policies and practices as we may establish from time to time.
The Lipsey Agreement contains an invention assignment agreement and certain non-competition, non-solicitation and confidentiality provisions in favor of us. Subject to certain obligations set forth in the Lipsey Agreement, we may terminate Ms. Lipsey’s employment at any time, with or without cause, and with or without notice.
Marshall Minor
Mr. Minor serves as our Chief Financial Officer pursuant to an employment agreement between us and Mr. Minor dated July 7, 2023 (the “Minor Agreement”).
As Chief Financial Officer, Mr. Minor reports to the CEO and is entitled to earn an annual base salary of $275,000 per year. Further, Mr. Minor is eligible to participate in our 2023 Plan with variable compensation of up to 50% of his annual base salary, at the discretion of the Board or the Compensation Committee based on individual objectives and key performance indicators.
During his employment, with full-time employment of 30 hours or more per week, Mr. Minor is eligible for vacation, holidays, health insurance, and other employee benefits on the same basis as we establish, modify or eliminate from time to time. The Minor Agreement contains a condition that Mr. Minor will abide by all of our policies and practices as we may establish from time to time.
In the event that we terminate Mr. Minor’s employment for reasons not attributable to his performance, Mr. Minor will be eligible for (a) continuation of payment of his base salary, and (b) payment by us of the employer portion of his medical insurance, for four months following the effective date of termination.
The Minor Agreement contains an invention assignment agreement and certain non-competition, non-solicitation and confidentiality provisions in favor of us. Subject to certain obligations set forth in the Minor Agreement, we may terminate Mr. Minor’s employment at any time, with or without cause, and with or without notice.

Troy Datcher
Mr. Datcher served as the CEO, and a board member of TPCO pursuant to an employment agreement between Mr. Datcher and TPCO dated August 10, 2021 (the “Datcher Agreement”). On July 7, 2023, we consummated the Business Combination. At the time of the consummation of the Business Combination Mr. Datcher resigned from the position of CEO.
As CEO, Mr. Datcher reported to the TPCO board of directors (the “TPCO Board”) and was entitled to earn an annual base salary of $550,000 per year, subject to review by the TPCO Board on a not less than annual basis, at which time the TPCO Board would determine, at the discretion of the TPCO Board and the compensation committee of TPCO (“TPCO Compensation Committee”), whether to give Mr. Datcher merit increases in compensation. Pursuant to terms of the Datcher Agreement, Mr. Datcher received a one-time signing bonus of $540,000 in connection with the commencement of his employment with TPCO.
Further, Mr. Datcher was entitled to participate in the TPCO’s annual bonus plan, applicable to other senior executives, on the terms and subject to the conditions of such bonus plan. The target amount for Mr. Datcher’s annual bonus was 100% of his base salary. The actual bonus amount earned will depend upon meeting company and individual performance goals adopted by the TPCO Board or the TPCO Compensation Committee or, if no such goals are adopted by the TPCO Board or the TPCO Compensation Committee, then at the direction of and in sole discretion of the TPCO Board or the TPCO Compensation Committee. In addition, Mr. Datcher would be eligible for specific performance bonuses from time to time relating to key TPCO objectives, at the sole discretion of the TPCO Board or the TPCO Compensation Committee.
Pursuant to the Datcher Agreement, Mr. Datcher received an initial award of 722,892 RSUs, 25% of which vested 180 days after September 8, 2021, the date of commencement of his employment, with the remaining RSUs vesting in thirty equal monthly installments beginning on the first day of the first month following the initial vesting date. If there was a sale event or a change of control all unvested RSUs would vest immediately prior to this sale event or change of control. If Mr. Datcher was terminated without cause, resigned for good reason, or his employment ceased as a result of his death or disability, the Initial Vested Amount, plus 30% of unvested RSUs would be deemed to be vested. In addition, pursuant to the terms of the Datcher Agreement, Mr. Datcher was entitled to receive an annual equity award, at the discretion of the TPCO Board, with a target grant date value of 300% of Mr. Datcher’s base salary.
During his employment, Mr. Datcher was also entitled to participate in any health disability, group term life insurance plans, salary deferral plan, pension, retirement and profit-sharing plans, and/or in any other perquisites and benefit plans that TPCO extended generally from time to time to its executives.
The Datcher Agreement contained certain non-competition, non-solicitation and confidentiality provisions in favor of us. Subject to certain obligations set forth in the Datcher Agreement, during his period of employment, TPCO could have terminated Mr. Datcher’s employment at any time, with or without cause, upon sixty days prior written notice.
Outstanding Equity Awards at December 31, 2023
The following table sets forth information with respect to equity awards outstanding for our named executive officers as of December 31, 2023:

		Option awards					Stock awards
Name	Grant date	Number of securities underlying unexercised options - exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Laurie Holcomb	11/13/2023	—	1,800,000	—	0.11	11/13/2033	—	—	—	—
Marshall Minor	11/13/2023	—	1,000,000	—	0.11	11/13/2033	—	—	—	—
Rozlyn Lipsey	11/13/2023	—	1,000,000	—	0.11	11/13/2033	—	—	—	—

Note: Unless otherwise noted, all options vest over a three-year period, with 25% vesting after 90 days and the remaining vesting equally over the following 33 months beginning on the fifteenth day of the first calendar quarter following the initial vesting period.

Director Compensation and Compensation Table
Non-Employee Director Compensation Table
The following table summarizes the total compensation paid to non-employee directors for the year ended December 31, 2023:

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)(2)	Total ($)
Mark Castaneda	$32,500	$—	$32,500
Al Foreman	31,250	—	31,250
Michael Lau(4)	176,000	56,250	232,250
Morgan Callagy(3)	33,750	—	33,750
Michael Auerbach(3)	27,500	—	27,500
Leland Hensch(3)	27,500	—	27,500
Daniel Neukomm(3)	$32,500	$—	$32,500.00

Notes:
(1) The amounts in this column represent the aggregate grant date fair value of the stock award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation–Stock Compensation”. See Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 regarding assumptions underlying valuation of equity awards.
(2) As of December 31, 2023, each of the Company’s then-current non-employee directors held the following number of RSUs: Mr. Castaneda: 50,250 and Mr. Foreman: 53,284. The Company's then-current non-employee directors held the following number of Options: Mr. Lau, 500,000.
(3) Messrs. Callagy, Auerbach, Hensch and Neukomm ceased serving on the Board upon the consummation of the Business Combination on July 7, 2023.
(4) Mr. Lau receives compensation as a consultant. His consulting compensation in 2023 includes $56,250 in stock awards and $176,000 in cash compensation.
Narrative to Director Compensation Table
Our director compensation program is intended to attract and retain global talent to serve on the Board, taking into account the risks and responsibilities of being a director. The Company provides competitive director compensation through a combination of cash retainers and annual equity awards for non-employee members of the Board. In addition, the Company provides additional retainers for committee chairs and committee members given the additional time commitment, level of responsibility and skill set required for those roles. All directors are entitled to reimbursement of reasonable expenses incurred by them acting in their capacity as directors. The Company believes this approach will help to attract and retain strong members for the Board who will be able to fulfill their fiduciary responsibilities without competing interests. Any directors who are also employees of the Company will receive no additional compensation for their service on the Company Board.
Our current non-employee director compensation policy provides that each non-employee director will receive the following compensation for services on the Board and its committees, as applicable.
•All non-employee directors receive an annual cash retainer for services on the Board of $25,000, paid quarterly;
•The chair of the Board and each committee receives an additional annual cash retainer of $15,000, paid quarterly;
•Each non-chairperson committee member receives an additional annual cash retainer of $5,000 per committee position;
•Each non-employee director will receive an option grant as determined at the discretion of the Board.
In addition, to compensate non-employee directors for Board service from the effective date of the Business Combination until the next annual meeting of stockholders, each non-employee director will receive a one-time award of RSUs, which will vest immediately upon grant.
Under the non-employee director compensation policy of TPCO prior to the Business Combination, each non-employee director received the following compensation for services on the TPCO Board and its committees, as applicable. RSUs vested over three years, with 33% vesting one year after the effective date and the remaining shares subject to RSUs to vest over eight equal quarterly installments.
•All members on the Board other than the Chairman received an annual cash retainer for services on the Board of $50,000 and an annual grant of RSUs valued at $65,000;
•The Chairman of the Board received an annual cash retainer of $75,000 and an annual grant of RSUs valued at $80,000, unless the Chairman is an employee of the Company (Mr. Datcher served as the Chairman prior to his passing, but did not receive any additional compensation for his service in that role);
•Committee chairpersons received annual compensation as follows:
◦Audit Committee - $15,000 cash;
◦Compensation Committee - $10,000 cash; and
◦Nomination and Governance Committee - $10,000 cash;
•Each non-chairperson committee member received annual cash compensation in the amount of one-half the applicable committee chairperson.

EQUITY COMPENSATION PLAN INFORMATION
The table below indicates the number of securities issued under our 2023 Plan, the weighted-average exercise price of outstanding securities issued under our 2023 Plan and the number of securities remaining available for issuance under our 2023 Plan, in each case as of December 31, 2023. In connection with the Business Combination, we agreed to maintain the equity incentive plans of TPCO, Caliva and LCV, and that outstanding awards thereunder will entitle holders to receive our common stock. No further awards will be issued under the TPCO, Caliva or the LCV equity incentive plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in Column “(a)”)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)
Gold Flora 2023 Equity Incentive Plan(1)	13,850,000	$0.11
TPCO Equity Incentive Plan(2)	217,298	$—
Equity compensation plans not approved by security holders
Caliva Equity Incentive Plan(3)	89,406	$7.11	—
LCV Equity Plan(3)	9,100	$26.77	—
Total	14,165,804		28,956,043
Notes:
(1)    Represents common stock that may be issued upon the exercise of outstanding options.
(2)    Represents common stock that may be issued upon the vesting and settlement of outstanding restricted share units.
(3)    Represents common stock that may be issued upon the exercise of outstanding options.

Description of Equity Incentive Plans Not Approved by Security Holders
TPCO had an equity incentive plan (the “TPCO Plan”) that permitted the grant of stock options, RSUs, deferred share units, performance share units (“PSUs”) and stock appreciation rights to non-employee directors and any employee, officer, consultant, independent contractor or advisor providing services to TPCO or any affiliate. As of December 31, 2023, a total of 217,298 RSUs were outstanding under the TPCO Plan which was assumed in the Business Combination. No further awards will be granted under the TPCO Plan.
Prior to a closing of a transaction with TPCO, Caliva maintained the CMG Partners, Inc. 2019 Stock Option and Grant Plan (the “Caliva EIP”), which permitted awards of common stock in Caliva. In connection with the transaction, Caliva and TPCO agreed that TPCO would maintain the Caliva EIP and that outstanding awards thereunder will entitle the holder to receive common stock. As of December 31, 2023, there were 89,406 options to purchase up to 89,406 shares of our common stock under the Caliva EIP outstanding with a weighted average exercise price of $7.11 per share. No further awards will be granted under the Caliva EIP.
Prior to a closing of a transaction with TPCO, Left Coast Ventures, Inc. ("LCV") maintained its Amended and Restated 2018 Equity Incentive Plan (the “LCV Equity Plan”) which authorized LCV to grant to its employees, directors and consultants stock options and other equity-based awards. In connection with the transaction, LCV and TPCO agreed that TPCO would maintain the LCV Equity Plan and that outstanding awards thereunder will entitle the holder to receive common stock. At December 31, 2023, there were 9,100 options to purchase up to 9,100 shares of our common stock under the LCV Equity Plan outstanding with a weighted average exercise price of $26.77 per share. No further awards will be granted under the LCV Equity Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees Paid to Independent Registered Accounting Firm

The following table presents fees billed to the Company for the fiscal years ended December 31, 2023 and 2022 for professional services rendered by Macias Gini & O'Connell LLP (“MGO”):

	Fiscal Year Ended December 31,
	2023	2022
Audit Fees	$1,515,192	$346,120
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,515,192	$346,120

Audit fees. Audit fees consist of fees billed for professional services rendered for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q or services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.
Audit-related fees. Audit-related fees consist of fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under “Audit Fees”.
Tax fees. Tax fees consists of fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
All other fees. All other fees consist of the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in the aforementioned categories.

Pre-Approval Policies and Procedures
The Audit Committee Charter states that the Audit Committee should pre-approve all non-audit services (or delegate such pre-approval as the Audit Committee may determine and as permitted by applicable Canadian securities laws) to be provided by the external auditor. The Chair of the Audit Committee pre-approves all audit and non-audit services provided by the Company’s independent registered public accounting firm.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding”. Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Notice of Internet Availability of Proxy Materials or, if requested, our proxy statement and Annual Report unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our Notice of Internet Availability of Proxy Materials, or, if requested, our proxy statement and Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o Gold Flora Corporation, 3165 Red Hill Avenue Costa Mesa, CA 92626, Attention: Corporate Secretary. If you participate in householding and wish to receive a separate copy of our Notice of Internet Availability of Proxy Materials or, if requested, this Proxy Statement and our Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above and we will promptly deliver a separate copy of our Notice of Internet Availability of Proxy Materials or, if applicable, proxy materials to you.
If you are the beneficial owner of shares held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of our Notice of Internet Availability of Proxy Materials, this Proxy Statement or our Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Because we have elected to use the “Notice and Access” method of providing proxy materials to you via the Internet pursuant to 17 CFR § 240.14a-16 (“Rule 14a-16”) of the Exchange Act, and have mailed to you a Notice of Internet Availability of Proxy Materials directing you to where you can find these proxy materials on the Internet, this Proxy Statement and our Annual Report for the year ended December 31, 2023 have not been mailed to you. In doing so, we are deemed to be in compliance with Canadian National Instrument 51-102 Continuous Disclosure Obligations, Section 9.1.5 Compliance with SEC Notice-and-Access Rules and Canadian National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer, because, as applicable, we (a) are subject to, and comply with, Rule 14a-16 under the Exchange Act; (b) we have arranged with each intermediary through whom the beneficial owner holds its interest in the reporting issuer’s securities to have each intermediary send the proxy-related materials to the beneficial owner by implementing the procedures under Rule 14b-1 or Rule 14b-2 of the Exchange Act that relate to the procedures in Rule 14a-16 under the Exchange Act; and (c) residents of Canada do not own, directly or indirectly, outstanding voting securities carrying more than 50% of the votes for the election of directors, and none of the following apply: (i) the majority of our executive officers or directors are residents of Canada; (ii) more than 50% of our consolidated assets are located in Canada; or (iii) our business is administered principally in Canada.

The notice-and-access provisions of Rule 14a-16 are a set of rules developed by the SEC that reduce the volume of materials that must be physically mailed to shareholders by allowing the Company to post the Proxy Statement and any additional materials online. Beneficial owners of our common stock will be sent the Notice at least 40 calendar days prior to the Meeting date, including instructions on how to access all materials identified in the Notice, which will be publicly accessible and free of charge on the Company's website as specified in the Notice.

A copy of our 2023 Annual Report to Stockholders (consisting of our Annual Report on Form 10-K for the year ended December 31, 2023 but excluding the exhibits to such Annual Report) will be mailed, without charge, to stockholders entitled to notice of and to vote at the Annual Meeting, to the extent requested by such stockholders. Requests for a copy of our 2023 Annual Report to Stockholders should be mailed to Gold Flora Corporation, 3165 Red Hill Avenue Costa Mesa, CA 92626, Attention: Corporate Secretary. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to Gold Flora Corporation, 3165 Red Hill Avenue Costa Mesa, CA 92626, Attention: Corporate Secretary.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Our bylaws establish an advance notice procedure for stockholders who wish to (i) bring business before our 2025 Annual Meeting that will not be included in our proxy materials for that meeting, and (ii) submit director nominations for review by the Nominating and Governance Committee. To be considered for inclusion in the proxy statement relating to our 2025 Annual Meeting of Stockholders, the written notice for nominations of persons for election to the Board or the proposal of business other than nominations must be delivered to the Corporate Secretary at the address of our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the previous year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting or (B) the 10th day following the day on which the public announcement of the date of such meeting is first made.

Our Bylaws also permit a stockholder, or a group of stockholders, who have owned at least 3% of our common stock for at least three years to submit director nominees (constituting the greater of two directors or up to 20% of our Board) for inclusion in our proxy material if the stockholder(s) and the nominee(s) satisfy the requirements in our Bylaws. In order to be properly brought before the 2025 Annual Meeting of Stockholders, written notice of such proxy access nomination and other required information must be received by our Corporate Secretary at least 120 days, but no more than 150 days, prior to the anniversary of the date the proxy statement was first sent to stockholders for the preceding year’s annual meeting, provided that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, the notice must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which Public Disclosure of the date of such annual meeting is first made by the Corporation.

To be in proper form, a stockholder’s notice under our advance notice or proxy access procedures must include the information about the proposal or nominee as specified in our bylaws. All stockholder proposals or nominations must be delivered or mailed to and received by our Corporate Secretary at our principal executive offices by the applicable dates specified above. Delivery must be by hand or by certified or registered mail, return receipt requested. Additional requirements relating to a notice of nomination are described in this Proxy Statement under the caption “Corporate Governance and Board Matters – Nomination of Director Candidates.”

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in our bylaws, Rule 14a-19 as promulgated under the Exchange Act, or as otherwise permitted by law.

Proposals for inclusion in our proxy material for our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the proxy Securities Exchange Act of 1934, as amended, are not subject to the requirements described above. Such proposals must be received by 11:59 pm Eastern on December 30, 2024 and meet the other requirements of Rule 14a-8 to be eligible for inclusion in our proxy material for our 2025 Annual Meeting of Stockholders.

* * *

APPENDIX A - 2023 EQUITY INCENTIVE PLAN

GOLD FLORA CORPORATION
2023 EQUITY INCENTIVE PLAN

Gold Flora Corporation (the “Company”) hereby establishes an Equity Incentive Plan for certain qualified officers, employees and Consultants (as defined herein) and non-employee directors, providing ongoing services to the Company and/or its Subsidiaries (as defined herein) that can have a significant impact on the Company’s long-term results.

Article 1—DEFINITIONS

Section 1.1 Definitions.

Where used herein or in any amendments hereto or in any communication required or permitted to be given hereunder, the following terms shall have the following meanings, respectively, unless the context otherwise requires:

“Affiliate” means an affiliate as defined under National Instrument 45-106 – Prospectus Exemptions, as it exists upon the date hereof, subject to the terms “person” and “issuer” in such instrument being ascribed the same meaning as the term “Person” herein;

“Award Agreement” means, individually or collectively, the Option Agreement, RSU Agreement, SAR Agreement, PSU Agreement, DSU Agreement and/or the Employment Agreement or Consulting Agreement pursuant to which an Award is granted, as the context requires;

“Awards” means Options, SARs, RSUs, PSUs and/or DSUs granted to a Participant pursuant to the terms of the Plan;

“Black-Out Period” means the period of time when, pursuant to any policies or determinations of the Company, securities of the Company may not be traded by Insiders or other specified persons;

“Board” means the board of directors of the Company as constituted from time to time;

“Broker” has the meaning ascribed thereto in Section 3.7(2) hereof;

“Business Day” means a day other than a Saturday, Sunday or statutory holiday, when banks are generally open for business in Toronto, Ontario for the transaction of banking business;

“Cancellation” has the meaning ascribed thereto in Section 2.4(1) hereof;

“Cash Equivalent” means

(a)    in the case of Share Units, the amount of money equal to the Market Value multiplied by the number of vested Share     Units in the Participant’s Account, net of any applicable taxes in accordance with Section 9.4, upon settlement; and

(b)    in the case of DSU Awards, the amount of money equal to the Market Value multiplied by the whole number of DSUs (including for certainty any Dividend Share Units) then recorded in the Participant’s Account which the Participant redeems pursuant to the DSU Redemption Notice, net of any applicable taxes in accordance with Section 9.4 upon settlement;

“Change of Control” means unless the Board determines otherwise, the happening, in a single transaction or in a series of related transactions, of any of the following events:

(a)    the consummation of any transaction or series of transactions (other than a transaction described in clause (b) below) pursuant to which any person or group of persons acting jointly or in concert acquires the direct or indirect beneficial ownership of securities of the Company representing 50%or more of the aggregate voting power of all of the Company’s then issued and outstanding securities entitled to vote in the election of directors of the Company, other than an acquisition by a person that was an Affiliate of the Company at the time of such acquisition, and other than any such acquisition that occurs upon the exercise or settlement of options or other securities granted by the Company under any of the Company’s equity incentive plans.

(b)    there is consummated an arrangement, amalgamation, merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such arrangement, amalgamation, merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not beneficially own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving or resulting entity in such amalgamation, merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving or resulting entity in such arrangement, amalgamation merger, consolidation or similar transaction;

(c)    any transaction or series of transactions resulting in the consummation of (A) the sale, lease, exchange, license or other disposition of all or substantially all of the Company’s assets to a person other than a person that was an Affiliate of the Company at the time of such sale, lease, exchange, license or other disposition or (B) a sale, lease, exchange, license or other disposition to an entity, unless more than fifty percent (50%) of the combined voting power of the voting securities of such entity are beneficially owned by shareholders of the Company in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, exchange, license or other disposition;

(d)    the passing of a resolution by the Board or shareholders of the Company to substantially liquidate the assets of the Company or wind up the Company’s business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding-up or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Company in circumstances where the business of the Company is continued and the shareholdings remain substantially the same following the re-arrangement);

(e)    individuals who, on the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board; or

(f)     any other matter determined by the Board to be a Change of Control.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time and the Treasury Regulations promulgated thereunder;

“Code of Ethics” means any code of ethics adopted by the Company, as modified from time to time;

“Company” means Gold Flora Corporation, a Company incorporated under the laws of the State of Delaware;

“Consultant” means a person or company, other than an employee, officer or director of the Company or an Affiliate, that:

(a)    is engaged to provide, on a bona fide basis services to the Company or an Affiliate, other than services provided in relation to a distribution of securities;

(b)    provides the services under a written contract between the Company or an Affiliate and the person or company;

(c)    in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate;

and includes:

(d)    for an individual Consultant, a corporation of which the individual Consultant is an employee or shareholder, and a partnership of which the individual Consultant is an employee or partner; and

(e)    for a Consultant that is not an individual, an employee, executive officer, or director of the Consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate.

“Consulting Agreement” means, with respect to any Participant, any written consulting agreement between the Company or a Subsidiary and such Participant;

“Dividend Share Units” has the meaning ascribed thereto in Section 7.2 hereof;

“DSU” means a deferred share unit, which is a bookkeeping entry equivalent in value to a Share credited to a Participant’s Account in accordance with Article 5 hereof;

“DSU Agreement” means a written notice from the Company to a Participant evidencing the grant of DSUs and the terms and conditions thereof, in such form as the Board may approve from time to time;

“DSU Redemption Notice” has the meaning ascribed thereto in Section 5.3(1) hereof;

“Eligible Participants” has the meaning ascribed thereto in Section 2.3(1) hereof;

“Employment Agreement” means, with respect to any Participant, any written employment agreement between the Company or a Subsidiary and such Participant;

“Exercise Notice” means a notice in writing signed by a Participant and stating the Participant’s intention to exercise or settle a particular Award, if applicable;

“Exercise Price” has the meaning ascribed thereto in Section 3.3 hereof;

“Expiry Date” has the meaning ascribed thereto in Section 3.4 hereof;

“Grant Date” has the meaning ascribed thereto in Section 3.4 hereof;

“Incentive Stock Option” means an Option that is designated by the Board as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan;

“Insider” has the meaning attributed to “Related Person” in the NEO Exchange Listing Manual in respect of the rules governing security-based compensation arrangements, as amended from time to time;

“ISO Entity” has the meaning ascribed thereto in Section 2.3(1);

“Market Value” means at any date when the market value of Shares of the Company is to be determined, the closing price of the Shares on the trading day prior to such date on the principal stock exchange on which the Shares are listed, or if the Shares of the Company are not listed on any stock exchange, the value as is determined solely by the Board, acting reasonably and in good faith based on the reasonable application of a reasonable valuation method not inconsistent with Section 409A of the Code or the Tax Act;

“NEO Exchange” means the Aequitas Neo Exchange Inc.;

“Nonqualified Stock Option” means an Option that is not designated by the Board as an Incentive Stock Option;

“Option” means an option granted by the Company to a Participant entitling such Participant to acquire a designated number of Shares from treasury at the Exercise Price, subject to the provisions hereof;

“Option Agreement” means a written notice from the Company to a Participant evidencing the grant of Options and the terms and conditions thereof, substantially in the form as the Board may approve from time to time;

“Participants” means Eligible Participants that are granted Awards under the Plan;

“Participant’s Account” means an account maintained to reflect each Participant’s participation in RSUs, PSUs and/or DSUs under the Plan;

“Performance Criteria” means criteria established by the Board which, without limitation, may include criteria based on the Participant’s personal performance, the financial performance of the Company and/or of its Subsidiaries, total shareholder return, the achievement of corporate goals and strategic initiatives, and that may be used to determine the vesting of the Awards, when applicable;

“Performance Period” means the period determined by the Board pursuant to Section 6.3 hereof;

“Person” means an individual, corporation, company, cooperative, partnership, limited partnership, limited liability partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, trust, trustee, executor, administrator, legal personal representative, estate, unincorporated association or organization, entity with juridical personality or governmental authority or body, or other entity, whether or not having legal status however designated or constituted, and pronouns which refer to a Person shall have a similarly extended meaning;

“Plan” means this Equity Incentive Plan, as amended and restated from time to time;

“Proportionate Voting Shares” means the proportionate voting shares in the capital of the Company;

“PSU” means a performance share unit awarded to a Participant to receive a payment in the form of cash or Shares as provided in Article 6 hereof and subject to the terms and conditions of the Plan;

“PSU Agreement” means a written notice from the Company to a Participant evidencing the grant of PSUs and the terms and conditions thereof, in the form as the Board may approve from time to time;

“RSU” means a restricted share unit awarded to a Participant to receive a payment in the form of cash or Shares as provided in Article 6 hereof and subject to the terms and conditions of the Plan;

“RSU Agreement” means a written notice from the Company to a Participant evidencing the grant of RSUs and the terms and conditions thereof, in the form as the Board may approve from time to time;

“SAR” means a stock appreciation right awarded to a Participant to be settled in cash or Shares as provided in Article 4 and subject to the terms and conditions of the Plan;

“SAR Agreement” means a written notice from the Company to a Participant evidencing the grant of SARs and the terms and conditions thereof, in the form as the Board may approve from time to time;

“Share Compensation Arrangement” means a stock option, stock option plan, employee stock purchase plan, long-term incentive plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to one or more directors, officers, employees or Consultants of the Company or a Subsidiary. For greater certainty, a “Share Compensation Arrangement” does not include a security based compensation arrangement used as an inducement to person(s) or company(ies) not previously employed by and not previously an Insider of the Company who become(s) an officer of the Company;

“Shares” or “Stock” means the common stock, par value US$0.01 per share, of the Company;

“Share Limit” has the meaning ascribed thereto in Section 2.4(1) hereof;

“Share Unit” means a RSU or PSU, as the context requires;

“Share Unit Settlement Notice” means a notice by a Participant to the Company electing the desired form of settlement of vested RSUs or PSUs;

“Subsidiary” means a corporation, limited liability company, partnership or other body corporate that is controlled, directly or indirectly, by the Company;

“Surrender” has the meaning ascribed thereto in Section 3.7(3);

“Surrender Notice” has the meaning ascribed thereto in Section 3.7(3);

“Tax Act” means the Income Tax Act (Canada) and its regulations thereunder, as amended from time to time;

“Termination Date” means, unless otherwise defined in the applicable Award Agreement, (i) with respect to a Participant who is an employee or officer of the Company or a Subsidiary, such Participant’s last day of active employment and, except as expressly required by applicable employment standards legislation, does not include any period of statutory, reasonable or contractual notice or any period of deemed employment or salary continuance, and (ii) with respect to a Participant who is a Consultant, the date such Consultant ceases to provide services to the Company or a Subsidiary, and “Terminate” and “Terminated” have corresponding meanings, but, for greater certainty, a Participant’s absence from active work during a period of vacation, temporary illness, authorized leave of absence, maternity or parental leave or leave on account of disability shall not be considered to result in a Termination Date;

“Trading Day” means any day on which the NEO Exchange is opened for trading;

“transfer” includes any sale, exchange, assignment, gift, bequest, disposition, mortgage, lien, charge, pledge, encumbrance, grant of security interest or any arrangement by which possession, legal title or beneficial ownership passes from one Person to another, or to the same Person in a different capacity, whether or not voluntary and whether or not for value, and any agreement to effect any of the foregoing and “transferred”, “transferring” and similar variations have corresponding meanings; and

“U.S. Participant” means any Participant who is a United States citizen or United States resident alien as defined for purposes of Section 7701(b)(1)(A) of the Code or for whom an Award is otherwise subject to taxation under the Code.

Article 2—PURPOSE AND ADMINISTRATION OF THE PLAN; GRANTING OF AWARDS

Section 2.1 Purpose of the Plan.

The purpose of the Plan is to: (i) attract and retain employees, officers, Consultants and non-employee directors capable of assuring the future success of the Company, (ii) offer such persons incentives to put forth maximum efforts, (iii) compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such persons and shareholders and advancing the interests of the Company.

Section 2.2 Implementation and Administration of the Plan.

(1)    The Board shall implement, administer and interpret the Plan or may designate such responsibilities to a committee of the Board.

(2)    Subject to the terms and conditions set forth in the Plan and the rules of the NEO Exchange and applicable laws, the Board, for and on behalf of the Board, shall have the sole and absolute discretion to: (i) designate Participants; (ii) determine the type, size, and terms, and conditions of Awards to be granted; (iii) determine the method by which an Award may be settled, exercised, canceled, forfeited, or suspended; (iv) determine the circumstances under which the delivery of cash, property, or other amounts payable with respect to an Award may be deferred either automatically or at the Participant’s or the Board’s election; (v) interpret and administer, reconcile any inconsistency in, correct any defect in, and supply any omission in the Plan and any Award granted under, the Plan; (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Board shall deem appropriate for the proper administration of the Plan; (vii) accelerate the vesting, delivery, or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (viii) make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan, to preserve the tax treatment of the Awards, preserve the economic equivalent value of the Awards or to comply with any applicable law.

(3)    No member of the Board and no officer or employee acting for and on behalf of the Board will be liable for any action or determination taken or made in good faith in the administration, interpretation, construction or application of the Plan, any Award Agreement or other document or any Awards granted pursuant to the Plan.

(4)    The day-to-day administration of the Plan may be delegated to such officers and employees of the Company as the Board determines.

(5)    Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions regarding the Plan or any Award or any documents evidencing any Award granted pursuant to the Plan shall be within the sole discretion of the Board, may be made at any time, and shall be final, conclusive, and binding upon all persons or entities, including, without limitation, the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

Section 2.3 Eligible Participants.

(1)    The Persons who shall be eligible to receive Nonqualified Stock Options, SARs, RSUs, DSUs and PSUs shall be the     directors, officers, employees or Consultants of or to the Company or a Subsidiary, providing ongoing services to the Company and/or its Subsidiaries (collectively, “Eligible Participants”). Incentive Stock Options shall be granted only to Eligible Participants who are employees of the Company or any of the Company’s present or future parent or subsidiaries, as defined in Section 424(e) or (f) of the Code, or other affiliates the employees of which are eligible to receive Incentive Stock Options under the Code (each an “ISO Entity”).

(2)    Participation in the Plan shall be entirely voluntary and may be declined.

(3)    Notwithstanding any express or implied term of the Plan to the contrary, the granting of an Award pursuant to the Plan shall in no way be construed as a guarantee of employment or appointment by the Company or a Subsidiary.

Section 2.4 Shares Subject to the Plan.

(1)    Subject to adjustment pursuant to provisions of Article 8 hereof, the total number of Shares reserved and available for grant and issuance pursuant to Awards under the Plan shall not exceed 15% of the total issued and outstanding Shares from time to time or such other number as may be approved in accordance with the NEO Exchange policies (the “Share Limit”); provided, however, the Shares available for issuance under the Plan for Incentive Stock Options is 45,000,000 Shares.

(2)    For greater certainty, any issuance from treasury by the Company either: (i) under any other proposed or established Share Compensation Arrangement or (ii) that is or was issued in reliance upon an exemption under applicable stock exchange rules applicable to security based compensation arrangements used as an inducement to person(s) or company(ies) not previously employed by and not previously an Insider of the Company who become(s) an officer of the Company, shall not be included in determining the maximum Shares reserved and available for grant and issuance under Section 2(4)(1).

(3)    Shares in respect of which an Award is exercised, granted under the Plan (or any other Share Compensation Arrangement) but not exercised prior to the termination of such Award, not vested or settled prior to the termination of such Award due to the expiration, termination, cancellation or lapse of such Award, or settled in cash in lieu of settlement in Shares, shall, in each case, be available for Awards to be granted thereafter pursuant to the provisions of the Plan; provided, however, that in the case of an Incentive Stock Option, the foregoing shall be subject to any limitations under the Code. All Shares issued from treasury pursuant to the exercise or the vesting of the Awards granted under the Plan shall be so issued as fully paid and non-assessable Shares.

Section 2.5 Participation Limits.

(1)    Subject to adjustment pursuant to provisions of Article 8 hereof, the aggregate number of Shares (i) issued to Insiders under the Plan or any other proposed or established Share Compensation Arrangement within any one-year period; and (ii) issuable to Insiders at any time under the Plan or any other proposed or established Share Compensation Arrangement, shall in each case not exceed ten percent (10%) of the total issued and outstanding Shares (assuming the conversion of all issued and outstanding Proportionate Voting Shares to Shares) subject to the Plan from time to time. Any Awards granted pursuant to a Share Compensation Arrangement or the Plan, prior to the Participant becoming an Insider, shall be excluded for the purposes of the limits set out in this Section 2.5(1).

Article 3—OPTIONS

Section 3.1 Nature of Options.

An Option is a right granted by the Company to a Participant entitling such Participant to acquire a designated number of Shares from treasury at the Exercise Price, subject to the provisions hereof. Eligible Participants may be eligible to receive Nonqualified Stock Options and/or Incentive Stock Options as outlined in this Article 3. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option.

Section 3.2 Option Awards.

(1)    The Board shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive Options under the Plan, (ii) determine the number of Options, if any, to be granted to each Eligible Participant, the number of Shares under each such Option, and the date or dates on which such Options shall be granted, (iii) determine the price per Share to be payable upon the exercise of each such Option (the “Exercise Price”), (iv) determine the relevant vesting provisions (including Performance Criteria, if applicable) and (v) determine the Expiry Date, the whole subject to the terms and conditions prescribed in the Plan, in any Award Agreement and any applicable rules of the NEO Exchange.

(2)    All Options granted herein shall vest in accordance with the terms of the Award Agreement entered into in respect of such Options.

Section 3.3 Exercise Price.

The Exercise Price for Shares that are the subject of any Option shall be fixed by the Board when such Option is granted, but shall not be less than the Market Value of such Shares at the time of the grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the Exercise Price per share shall be no less than one hundred ten percent (110%) of the Market Value per share on the Grant Date.

Section 3.4 Expiry Date; Blackout Period.

Subject to Section 8.1(1), each Option must be exercised no later than ten years after the date the Option is granted (the “Grant Date”) or such shorter period as set out in the Participant’s Award Agreement, at which time such Option will expire (the “Expiry Date”). Notwithstanding any other provision of the Plan, each Option that would expire during or within ten Business Days immediately following a Black-Out Period shall expire on the date that is ten Business Days immediately following the expiration of the Black-Out Period. Where an Option will expire on a date that falls immediately after a Black-Out Period, and for greater certainty, not later than ten Business Days after the Black-Out Period, then the date such Option will expire will be automatically extended by such number of days equal to ten Business Days less the number of Business Days after the Black-Out Period that the Option expires. Notwithstanding the foregoing, in no event shall the Expiry Period exceed five years from the Grant Date in the case of an Incentive Stock Option granted to an employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or an ISO Entity.

Section 3.5 Option Agreement.

Each Option must be confirmed by an Award Agreement. The Award Agreement shall contain such terms that the Company deems necessary and appropriate and to comply with applicable law.

Section 3.6 Exercise of Options.

(1)    Subject to the provisions of the Plan, a Participant shall be entitled to exercise an Option granted to such Participant, subject to vesting limitations which may be imposed by the Board at the time such Option is granted and set out in the Award Agreement.

(2)    Prior to its expiration or earlier termination in accordance with the Plan, each Option shall be exercisable as to all or such number of the optioned Shares and at such time or times and/or pursuant to the achievement of such Performance Criteria and/or other vesting conditions as the Board may determine in its sole discretion.

(3)     No fractional Shares will be issued upon the exercise of Options granted under the Plan and, accordingly, if a Participant would become entitled to a fractional Share upon the exercise of an Option, or from an adjustment pursuant to Section 8.1, such Participant will only have the right to acquire the next lowest whole number of Shares.

Section 3.7 Method of Exercise and Payment of Purchase Price.

(1)    Subject to the provisions of the Plan and the alternative exercise procedures set out herein, an Option granted under the Plan may be exercisable (from time to time as provided in Section 3.6 hereof) by the Participant (or by the liquidator, executor or administrator, as the case may be, of the estate of the Participant) by delivering an exercise notice substantially in the form to be attached as a schedule to the Award Agreement (an “Exercise Notice”) to the Company in the form and manner determined by the Board from time to time, together with a bank draft, certified cheque or other form of payment acceptable to the Company in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Options and any applicable tax withholdings.

(2)    Pursuant to the Exercise Notice and subject to the approval of the Board, a Participant may choose to undertake a “cashless exercise” with the assistance of a broker (the “Broker”) in order to facilitate the exercise of such Participant’s Options. The “cashless exercise” procedure may include a sale of such number of Shares as is necessary to raise an amount equal to the aggregate Exercise Price for all Options being exercised by that Participant under an Exercise Notice and any applicable tax withholdings. Pursuant to the Exercise Notice, the Participant may authorize the broker to sell Shares on the open market by means of a short sale and forward the proceeds of such short sale to the Company to satisfy the Exercise Price and any applicable tax withholdings, promptly following which the Company shall issue the Shares underlying the number of Options as provided for in the Exercise Notice.

(3)    In addition, to the extent specifically provided in an Option Agreement, in lieu of exercising any vested Option in the manner described in this Section 3.7(1) or Section 3.7(2), and pursuant to the terms of this Section 3.7(3), a Participant may, by surrendering an Option (“Surrender”) with a properly endorsed notice of Surrender to the Corporate Secretary of the Company, substantially in the form to be attached as a schedule to the Award Agreement (a “Surrender Notice”), elect to receive that number of Shares calculated using the following formula, subject to acceptance of such Surrender Notice by the Board and provided that arrangements satisfactory to the Company have been made to pay any applicable withholding taxes:

X = (Y * (A-B)) / A

Where:

X = the number of Shares to be issued to the Participant upon exercising such Options; provided that if the foregoing calculation results in a negative number, then no Shares shall be issued

Y = the number of Shares underlying the Options to be Surrendered

A = the Market Value of the Shares as at the date of the Surrender

B = the Exercise Price of such Options

(4)    No share certificates shall be issued and no person shall be registered in the share register of the Company as the holder of Shares until actual receipt by the Company of an Exercise Notice, payment for the Shares to be purchased and satisfaction of any tax withholding requirements.

(5)    Subject to Section 3.7(4), upon the exercise of an Option pursuant to Section 3.7(1) or Section 3.7(2) or a Surrender pursuant to Section 3.7(3), the Company shall, as soon as practicable after such exercise or Surrender, cause the transfer agent and registrar of the Shares to deliver to the Participant (or as the Participant may otherwise direct) such number of Shares as the Participant shall have then paid for and as are specified in such Exercise Notice or to which the Participant is then entitled in connection with the Surrender.

Section 3.8 Termination of Employment or Service.

(1)    Subject to the provisions of the Plan, a Participant’s Options shall be subject to the terms and conditions of the Participant’s Award Agreement, as the case may be, in respect of such Participant’s ceasing to be an Eligible Participant.

(2)    For the avoidance of doubt, subject to applicable laws, no period of notice, if any, or payment instead of notice that is given or that ought to have been given under applicable law, whether by statute, imposed by a court or otherwise, in respect of such termination of employment that follows or is in respect of a period after the Participant’s Termination Date will be considered as extending the Participant’s period of employment for the purposes of determining his or her entitlement under the Plan.

(3)    The Participant shall have no entitlement to damages or other compensation arising from or related to not receiving any awards that would have settled or vested or accrued to the Participant, or from the loss of the opportunity to exercise Options which the Participant would have been entitled to exercise during any period of notice of termination of employment under common law, contract or otherwise that is or should have been provided, if the Termination Date had not occurred.

Section 3.9 Incentive Stock Options.

(1)    No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code; provided, however, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non qualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(2)    No Incentive Stock Option may be granted more than ten (10) years from the date the Plan is adopted, or the date the Plan is approved by the shareholders, whichever is earlier.

(3)    To the extent that the aggregate Fair Market Value of Shares subject to a Participant’s Incentive Stock Options (and other incentive stock options granted by the Company or any “subsidiary” or “parent” of the Company as defined under Code Section 424(e)), which become exercisable for the first time during any calendar year exceeds US$100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options. For purposes of this paragraph, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(4)    Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Shares before the later of (i) two (2) years after the Grant Date of the Incentive Stock Option or (ii) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Board and in accordance with procedures established by the Board, retain possession, as agent for the applicable Participant, of any Shares acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(5)    To the extent that a Participant has received Incentive Stock Options and that any of the more general language in this Article 3 conflicts with the language in this Section 3.9, the language of Section 3.9 shall be controlling.

Article 4—STOCK APPRECIATION RIGHTS
Section 4.1 Nature of SARs.

A SAR is a stock appreciation right granted to a Participant representing the right to receive, subject to restrictions and conditions as the Board may determine at the time of grant, a cash payment or Shares in lieu of cash having an aggregate value equal to the product of (i) the excess of (A) the Market Value on the exercise date of one Share divided by (B) the base price per Share specified in the Award Agreement, multiplied by (ii) the number of Shares specified by the SAR, or the portion thereof, that is exercised. The base price per Share specified in the Award Agreement shall not be less than the Market Value on the date of grant.

Section 4.2 SAR Awards.

Each SAR must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each SAR and may include, without limitation, whether the SAR is settled in cash or Shares, the vesting, expiry and base price per Share of the SAR and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the SAR will comply with any provisions respecting SARs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or in which the Participant may perform services for the Company or a Subsidiary or the rules of any regulatory body having jurisdiction over the Company. If, upon the exercise of a SAR, a Participant is to receive a portion of such payment in Shares, the number of Shares shall be determined by dividing such portion by the Market Value on the exercise date. No fractional Shares will be issued upon the exercise of a SAR granted under the Plan and, accordingly, if a Participant would become entitled to a fractional Share upon the exercise of a SAR, or from an adjustment pursuant to Section 8.1, such Participant will only have the right to acquire the next lowest whole number of Shares and will receive a cash payment in lieu of such fractional Shares.

Section 4.3 Exercise of SARs.

SARs shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board as set out in the Participant’s Award Agreement; provided, however, that SARs granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law.

Article 5—DEFERRED SHARE UNITS

Section 5.1 Nature of DSUs

A DSU is a unit granted to a Participant representing the right to receive a Share or the Cash Equivalent, subject to restrictions and conditions as the Board may determine at the time of grant and the rules of the NEO Exchange. Conditions may be based on continuing service of the Participant and/or achievement of pre-established vesting and objectives.

Section 5.2 DSU Awards.

(1)    Subject to the provisions herein set forth and any shareholder or regulatory approval which may be required, the Board shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive DSUs under the Plan, (ii) fix the number of DSUs, if any, to be granted to each Eligible Participant and the date or dates on which such DSUs shall be granted, and (iii) determine the relevant conditions and vesting provisions (including, any applicable Performance Periods and Performance Criteria), the whole subject to the terms and conditions prescribed in the Plan and in any Award Agreement, as applicable.

(2)    Each DSU must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each DSU and may include, without limitation, the vesting and terms of the DSUs and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the DSU will comply with any provisions respecting DSUs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or in which the Participant may perform services for the Company or a Subsidiary or the rules of any regulatory body having jurisdiction over the Company.

(3)    Any DSUs that are awarded to a Participant who is a resident of Canada or employed in Canada (each for purposes of the Tax Act) shall be structured so as to be considered to be an agreement described in section 7 of the Tax Act or to meet requirements of paragraph 6801(d) of the Income Tax Regulations adopted under the Tax Act (or any successor to such provisions).

(4)    Subject to vesting and other conditions and provisions set forth herein and in the Award Agreement, the Board shall determine whether each DSU awarded to a Participant shall entitle the Participant: (i) to receive one Share issued from treasury; (ii) to receive the Cash Equivalent of one Share; or (iii) to elect to receive either one Share from treasury, the Cash Equivalent of one Share or a combination of cash and Shares.

Section 5.3 Redemption of DSUs.

(1)    Subject to Section 5.3(2), each Participant that has been awarded DSUs shall be entitled to redeem his or her DSUs during the period commencing on the Business Day immediately following the Termination Date and ending on the date that is not later than December 15 of the year following the year that includes the Termination Date, or a shorter such redemption period set out in the relevant Award Agreement, by providing a written notice of redemption to the Company setting out the number of DSUs to be settled and the particulars regarding the registration of the Shares issuable upon settlement, if applicable (the “DSU Redemption Notice”). In the event of the death of a Participant, the Notice of Redemption shall be filed by the administrator or liquidator of the estate of the Participant.

(2)    If a DSU Redemption Notice is not received by the Company on or before the 90th day following the Termination Date, the Participant shall be deemed to have delivered a DSU Redemption Notice on the 90th day following the Termination Date, such deemed notice to be effective on December 15 of the then current year, and the Board shall determine the number of DSUs to be settled by way of Shares, the Cash Equivalent or a combination of Shares and the Cash Equivalent and delivered to the Participant, administrator or liquidator of the estate of the Participant, as applicable.

(3)    Subject to Section 9.4 and the Award Agreement, settlement of DSUs shall take place promptly following the Company’s receipt or deemed receipt of the DSU Redemption Notice through:

(a)    in the case of settlement of DSUs for their Cash Equivalent, delivery of a bank draft, certified cheque, electronic funds transfer or other form of payment to the Participant representing the Cash Equivalent;

(b)    in the case of settlement of DSUs for Shares, delivery of a Share to the Participant; or

(c)    in the case of settlement of DSUs for a combination of Shares and the Cash Equivalent, a combination of (a) and (b) above.

Article 6-SHARE UNITS

Section 6.1 Nature of Share Units.

A Share Unit is an award that is either a PSU or a RSU entitling the recipient to acquire Shares, at such purchase price as determined by the Board, subject to such restrictions and conditions as the Board may determine at the time of grant and the rules of the NEO Exchange. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.

Section 6.2 Share Unit Awards.

(1)    Subject to the provisions herein set forth and any shareholder or regulatory approval which may be required, the Board shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive RSUs and/or PSUs under the Plan, (ii) fix the number of RSUs and/or PSUs, if any, to be granted to each Eligible Participant and the date or dates on which such RSUs and/or PSUs shall be granted, and (iii) determine the relevant conditions and vesting provisions (including, in the case of PSUs, the applicable Performance Period and Performance Criteria, if any) and Restriction Period of such RSUs and/or PSUs, the whole subject to the terms and conditions prescribed in the Plan and in any Award Agreement.

(2)    Each RSU must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each RSU and may include, without limitation, the vesting and terms of the RSUs and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the RSUs will comply with any provisions respecting RSUs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or in which the Participant may perform services for the Company or a Subsidiary or the rules of any regulatory body having jurisdiction over the Company.

(3)    Each PSU must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each PSU and may include, without limitation, the applicable Performance Period and Performance Criteria, vesting and terms of the PSUs and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the PSUs will comply with any provisions respecting PSUs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or in which the Participant may perform services for the Company or a Subsidiary or the rules of any regulatory body having jurisdiction over the Company.

(4)    Any RSUs or PSUs that are awarded to an Eligible Participant who is a resident of Canada or employed in Canada (each for purposes of the Tax Act) shall be structured so as to be considered to be an agreement described in section 7 of the Tax Act or in such other manner to ensure that such award is not a “salary deferral arrangement” as defined in the Tax Act (or any successor to such provisions).

(5)    Subject to the vesting and other conditions and provisions set forth herein and in the Award Agreement, the Board shall determine whether each RSU and/or PSU awarded to a Participant shall entitle the Participant: (i) to receive one Share issued from treasury; (ii) to receive the Cash Equivalent of one Share; or (iii) to elect to receive either one Share from treasury, the Cash Equivalent of one Share or a combination of cash and Shares.

Section 6.3 Performance Criteria and Performance Period Applicable to PSU Awards.

(1)    For each award of PSUs, the Board shall establish the period in which any Performance Criteria and other vesting conditions must be met in order for a Participant to be entitled to receive Shares in exchange for all or a portion of the PSUs held by such Participant (the “Performance Period”).

(2)    For each award of PSUs, the Board shall establish any Performance Criteria and other vesting conditions in order for a Participant to be entitled to receive Shares in exchange for his or her PSUs.

Article 7—GENERAL CONDITIONS

Section 7.1 General Conditions applicable to Awards.

Each Award, as applicable, shall be subject to the following conditions:

(1)    Employment or Service - The granting of an Award to a Participant shall not impose upon the Company or a Subsidiary any obligation to retain the Participant in its employ or consultancy in any capacity. For greater certainty, the granting of Awards to a Participant shall not impose any obligation on the Company to grant any awards in the future nor shall it entitle the Participant to receive future grants.

(2)    Rights as a Shareholder - Neither the Participant nor such Participant’s personal representatives or legatees shall have any rights whatsoever as shareholder in respect of any Shares covered by such Participant’s Awards until the date of issuance of Shares to such Participant (or to the liquidator, executor or administrator, as the case may be, of the estate of the Participant). Without in any way limiting the generality of the foregoing, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued or entry of such person’s name on the share register for the Shares.

(3)    Other Forfeitures - Notwithstanding any other provision of this Plan or any Award Agreement, all unvested Awards held by a Participant shall be forfeited and shall be of no further value whatsoever if such Participant fails to comply with the terms of any confidentiality, non-competition, non-disclosure, non-disparagement or non-solicitation restriction relating to the Company or its Affiliates, as the case may be, contained in any agreement entered into between such Participant and the Company and/or any Affiliate (including, without limitation, any Award Agreement), whether or not such restriction is deemed enforceable or unenforceable.

(4)    Conformity to Plan – In the event that an Award is granted or an Award Agreement is executed which does not conform in all particulars with the provisions of the Plan, or purports to grant Awards on terms different from those set out in the Plan, the Award or the grant of such Award shall not be in any way void or invalidated, but the Award so granted will be adjusted to become, in all respects, in conformity with the Plan.

(5)    Non-Transferability – Except as set forth herein or as authorized by the Board, Awards are not transferable and may be exercised only by:

(a)    the Participant to whom the Awards were granted;

(b)    upon the Participant’s death, by the legal representative of the Participant’s estate; or

(c)    upon the Participant’s incapacity, the legal representative having authority to deal with the property of the Participant; provided that any such legal representative shall first deliver evidence satisfactory to the Company of entitlement to exercise any Award. A person exercising an Award may subscribe for Shares only in the person’s own name or in the person’s capacity as a legal representative. Under no circumstances may Incentive Stock Option awards be transferred by a Participant, other than by will or the laws of descent and distribution.

Section 7.2 Dividend Share Units.

When dividends (other than stock dividends) are paid on Shares, Participants may, subject to the terms and conditions set out in a Participant’s Award Agreement, receive additional DSUs, RSUs and/or PSUs, as applicable (“Dividend Share Units”) as of the dividend payment date. The number of Dividend Share Units to be granted to the Participant, if any shall be determined by multiplying the aggregate number of DSUs, RSUs and/or PSUs, as applicable, held by the Participant on the relevant record date by the amount of the dividend paid by the Company on each Share, and dividing the result by the Market Value on the dividend payment date, which Dividend Share Units shall be in the form of DSUs, RSUs and/or PSUs, as applicable. Dividend Share Units granted to a Participant in accordance with this Section 7.2 shall be subject to the same vesting conditions applicable to the related DSUs, RSUs and/or PSUs in accordance with the respective Award Agreement. All Dividend Share Units shall settle in the same form as the related DSUs, RSUs and/or PSUs. If and to the extent that the Dividend Share Units are settled in Shares, such Dividend Share Units shall be counted towards the Share Limit.

Section 7.3 Unfunded Plan.

Unless otherwise determined by the Board, the Plan shall be unfunded. To the extent any Participant or his or her estate holds any rights by virtue of a grant of Awards under the Plan, such rights (unless otherwise determined by the Board) shall be no greater than the rights of an unsecured creditor of the Company.

Article 8—ADJUSTMENTS AND AMENDMENTS

Section 8.1 Adjustment to Shares Subject to Outstanding Awards.

(1)    In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Company’s assets to shareholders or any other change affecting the Shares, the Board will make such proportionate adjustments, if any, as the Board in its discretion, subject to regulatory approval, may deem appropriate to reflect such change (for the purpose of preserving the value of the Awards at the time of the change affecting the Shares), with respect to (i) the number or kind of Shares or other securities reserved for issuance pursuant to the Plan; and (ii) the number or kind of Shares or other securities subject to unexercised Awards previously granted and the exercise price, if any, of those Awards provided, however, that no substitution or adjustment will obligate the Company to issue or sell fractional Shares. The existence of any Awards does not affect in any way the right or power of the Company or an Affiliate or any of their respective shareholders to make, authorize or determine any adjustment, recapitalization, reorganization or any other change in the capital structure or the business of, or any amalgamation, merger or consolidation involving, to create or issue any bonds, debentures, shares or other securities of, or to determine the rights and conditions attaching thereto, to effect the dissolution or liquidation of or any sale or transfer of all or any part of the assets or the business of, or to effect any other corporate act or proceeding relating to, whether of a similar character or otherwise, the Company or such Affiliate, whether or not any such action would have an adverse effect on the Plan or any Award granted hereunder. Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of Shares available for Awards of Incentive Stock Options under the Plan. Any adjustment in Incentive Stock Options under this Article 7 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Section 8.2 Amendment or Discontinuance of the Plan.

(1)    The Board may, in its sole discretion, suspend or terminate the Plan at any time or from time to time and/or amend or revise the terms of the Plan or of any Award granted under the Plan and any agreement relating thereto, provided that such suspension, termination, amendment, or revision shall:

(a)    not adversely alter or impair any Award previously granted except as permitted by the terms of the Plan or upon the consent of the applicable Participant(s); and

(b)    be in compliance with applicable law, applicable NEO Exchange policies (or any other stock exchange upon which the Company has applied to list its Shares) and with the prior approval, if required, of the shareholders of the Company.

(2)    If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force on the date of termination will continue in effect as long as any Award or any rights awarded or granted under the Plan remain outstanding and, notwithstanding the termination of the Plan, the Board will have the ability to make such amendments to the Plan or the Awards as they would have been entitled to make if the Plan were still in effect.

(3)    The Board may from time to time, in its discretion and without the approval of shareholders, make changes to the Plan or any Award without the approval of Participants or shareholders under Section 8.2(1) which may include but are not limited to:

(a)    a change to the vesting provisions of any Award granted under the Plan;

(b)    a change to the provisions governing the effect of termination of a Participant’s employment, contract or office;

(c)    a change to accelerate the date on which any Award may be exercised under the Plan;

(d)    an amendment of the Plan or an Award as necessary to comply with applicable law or the requirements of any exchange upon which the securities of the Company are then listed or any other regulatory body having authority over the Company, the Plan, the Participants or the shareholders of the Company;

(e)    any amendment of a “housekeeping” nature, including without limitation those made to clarify the meaning of an existing provision of the Plan or any agreement, correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan or any agreement, correct any grammatical or typographical errors or amend the definitions in the Plan regarding administration of the Plan; or

(f)    any amendment regarding the administration of the Plan.

(4)    Notwithstanding the foregoing or any other provision of the Plan, shareholder approval is required for the following amendments to the Plan:

(a)    any increase in the maximum number of Shares that may be issuable from treasury pursuant to Awards, other than an adjustment pursuant to Section 8.1;

(b)    any reduction in the exercise price of an Award benefitting an Insider, except in the case of an adjustment pursuant to Section 8.1;

(c)    any extension of the Expiration Date of an Award benefitting an Insider, except in case of an extension due to a Black-Out period;

(d)    any extension of the Expiration Date of an Award where the exercise price is lower than the market price;

(e)    any amendment to remove or to exceed the Insider participation limit set out in Section 2.5(1); and

(f)    any amendment to Section 8.1(1)(3) or Section 8.1(1)(4) of the Plan, as amended by the Addendum for U.S. Participants.

Section 8.3 Change of Control.

(1)    Despite any other provision of the Plan and subject to any Award Agreement, in the event of a Change of Control, all unvested Awards then outstanding may, as determined by the Board, be substituted by or replaced with awards of the surviving corporation (or any Affiliate thereof) or the potential successor (or any Affiliate thereto) (the “continuing entity”) on the same terms and conditions as the original Awards, subject to appropriate adjustments that do not materially diminish the value of the original Awards.

(2)    No fractional Shares or other security will be issued upon the exercise of any Award and accordingly, if as a result of a Change of Control, a Participant would become entitled to a fractional Share or other security, such participant will have the right to acquire only the next lowest whole number of Shares or other security and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

(3)    In the event of a potential Change of Control, the vesting terms of Awards shall be subject to the Participant’s Award Agreement. Notwithstanding the foregoing, despite anything else to the contrary in the Plan, in the event of a potential Change of Control the Board will have the power, in its sole discretion, to modify the terms of the Plan and/or the Awards to assist the Participants in tendering to a take-over bid or other transaction leading to a Change of Control. For greater certainty, in the event of a take-over bid or other transaction leading to a Change of Control, the Board has the power, in its sole discretion, and on such terms as it may determine, to accelerate the vesting of Awards and to permit Participants to conditionally exercise or surrender their Awards, such conditional exercise or surrender to be conditional upon the take-up by such offeror of the Shares or other securities tendered to such take-over bid in accordance with the terms of the take-over bid (or the effectiveness of such other transaction leading to a Change of Control).

(4)    If the Board has, pursuant to the provisions of Section 8.3(3) permitted the conditional exercise of Awards in connection with a potential Change of Control, then the Board will have the power, in its sole discretion, to terminate, immediately prior to actual completion of such Change of Control and on such terms as it sees fit, any Awards not exercised (including all vested and unvested Awards).

(5)    Alternatively, the Board may provide for either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the Change in Control the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Board, in its sole discretion.

(6)    The Board may treat Awards differently in connection with the Change in Control and need not treat all Awards or Participants in a uniform manner.

Article 9—MISCELLANEOUS

Section 9.1 Currency.

Unless otherwise specifically provided, all references to dollars in the Plan are references to U.S. dollars.

Section 9.2 Compliance and Award Restrictions.

(1)    The Company’s obligation to issue and deliver Shares under any Award is subject to: (i) the completion of such registration or other qualification of such Shares or obtaining approval of such regulatory authority as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof; (ii) the admission of such Shares to listing on any stock exchange on which such Shares may then be listed; and (iii) the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Shares as the Company determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction. The Company shall take all commercially reasonable steps to obtain such approvals, registrations and qualifications as may be necessary for the issuance of such Shares in compliance with applicable securities laws and for the listing of such Shares on any stock exchange on which such Shares are then listed.

(2)    Each Participant agrees to fully cooperate with the Company in doing all such things, including executing and delivering all such agreements, undertakings or other documents or furnishing all such information as is reasonably necessary to facilitate compliance by the Company with such laws, rule and requirements, including all tax withholding and remittance obligations.

(3)    No Awards will be granted where such grant is restricted pursuant to the terms of any trading policies or other restrictions imposed by the Company.

(4)    The Company is not obliged by any provision of the Plan or the grant of any Award under the Plan to issue or sell Shares if, in the opinion of the Board, such action would constitute a violation by the Company or a Participant of any laws, rules and regulations or any condition of such approvals.

(5)    If Shares cannot be issued to a Participant upon the exercise or settlement of an Award due to legal or regulatory restrictions, the obligation of the Company to issue such Shares will terminate and, if applicable, any funds paid to the Company in connection with the exercise of any Options will be returned to the applicable Participant as soon as practicable.

(6)    At the time a Participant ceased to hold Awards which are or may become exercisable, or be settled as provided herein, the Participant ceases to be a Participant.

(7)    Nothing contained herein will prevent the Board from adopting other or additional compensation arrangements for the benefit of any Participant or any other Person, subject to any required regulatory, shareholder or other approval.

Section 9.3 Use of an Administrative Agent and Trustee.

The Board may in its sole discretion appoint from time to time one or more entities to act as administrative agent to administer the Awards granted under the Plan and to act as trustee to hold and administer the assets that may be held in respect of Awards granted under the Plan, the whole in accordance with the terms and conditions determined by the Board in its sole discretion. The Company and the administrative agent will maintain records showing the number of Awards granted to each Participant under the Plan.

Section 9.4 Tax Withholding.

(1)    Notwithstanding any other provision of the Plan, all distributions, delivery of Shares or payments to a Participant (or to the liquidator, executor or administrator, as the case may be, of the estate of the Participant) under the Plan shall be made net of applicable source deductions. If the event giving rise to the withholding obligation involves an issuance or delivery of Shares, then with the Board’s approval, the withholding obligation may be satisfied by (a) having the Participant elect to have the appropriate number of such Shares sold by the Company, the Company’s transfer agent and registrar or any trustee appointed by the Company, on behalf of and as agent for the Participant as soon as permissible and practicable, with the proceeds of such sale being delivered to the Company, which will in turn remit such amounts to the appropriate governmental authorities, or (b) any other mechanism as may be required or appropriate to conform with local tax and other rules. Notwithstanding any other provision of the Plan, the Company shall not be required to issue any Shares or make payments under this Plan until arrangements satisfactory to the Company have been made for payment of all applicable withholdings obligations.

(2)    The sale of Shares by the Company, or by a Broker, under Section 9.4(1) or under any other provision of the Plan will be made on the NEO Exchange or any other recognized exchange on which the Company’s Shares are traded. The Participant consents to such sale and grants to the Company an irrevocable power of attorney to effect the sale of such Shares on his behalf and acknowledges and agrees that (i) the number of Shares sold will be, at a minimum, sufficient to fund the withholding obligations net of all selling costs, which costs are the responsibility of the Participant and which the Participant hereby authorizes to be deducted from the proceeds of such sale; (ii) in effecting the sale of any such Shares, the Company or the Broker will exercise its sole judgment as to the timing and the manner of sale and will not be obligated to seek or obtain a minimum price; and (iii) neither the Company nor the Broker will be liable for any loss arising out of such sale of the Shares including any loss relating to the pricing, manner or timing of the sales or any delay in transferring any Shares to a Participant or otherwise.

(3)    The Participant further acknowledges that the sale price of the Shares will fluctuate with the market price of the Shares and no assurance can be given that any particular price will be received upon any sale. The Company makes no representation or warranty as to the future market value of the Shares or with respect to any income tax matters affecting the participant resulting from the grant or exercise of Awards and/or transactions in the Shares. Neither the Company, nor any of its directors, officers, employees, shareholders or agents will be liable for anything done or omitted to be done by such person or any other person with respect to the price, time, quantity or other conditions and circumstances of the issuance of Shares under the Plan, with respect to any fluctuations in the market price of Shares or in any other manner related to the Plan.

(4)    Notwithstanding the first paragraph of this Section 9.4, the applicable tax withholdings may be waived where the Participant directs in writing that a payment be made directly to the Participant’s registered retirement savings plan in circumstances to which regulation 100(3) of the regulations of the Tax Act apply.

Section 9.5 Reorganization of the Company.

The existence of any Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, or any amalgamation, combination, merger or consolidation involving the Company or to create or issue any bonds, debentures, shares or other securities of the Company or the rights and conditions attaching thereto or to affect the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

Section 9.6 Governing Laws.

The Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the State of Delaware.

Section 9.7 Successors and Assigns.

The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the personal legal representatives of a Participant, or any receiver or trustee in bankruptcy or representative of the Company’s or Participant’s creditors.

Section 9.8 Severability.

The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision and any invalid or unenforceable provision shall be severed from the Plan.

Section 9.9 No liability.

No member of the Board, Board or officer of the Company shall be liable for any action or determination taken or made in good faith in the administration, interpretation, construction or application of the Plan or any Award granted hereunder.

Section 9.10 Effective Date of the Plan.

The Plan was approved by the Board for and on behalf of the Board and shall take effect on July 7, 2023.

ADDENDUM FOR U.S. PARTICIPANTS
GOLD FLORA CORPORATION
2023 EQUITY INCENTIVE PLAN

The provisions of this Addendum apply to Awards held by a U.S. Participant. All capitalized terms used in this Addendum but not defined in Section 1 below have the meanings attributed to them in the Plan. The Section references set forth below match the Section references in the Plan. This Addendum shall have no other effect on any other terms and provisions of the Plan except as set forth below.

1. Definitions

“Separation from Service” means, with respect to a U.S. Participant, any event that may qualify as a separation from service under Treasury Regulation Section 1.409A-1(h). A U.S. Participant shall be deemed to have separated from service if he or she dies, retires, or otherwise has a termination of employment as defined under Treasury Regulation Section 1.409A-1(h).

“Specified Employee” has the meaning set forth in Treasury Regulation Section 1.409A-1(i).

“Termination Date” has the meaning in Section 1.1 of the Plan, provided that if the Termination Date triggers payment of any Award which is “deferred compensation” under Code Section 409A, the Termination Date shall be the date of the Separation from Service.

2.    Section 3.4 is deleted in its entirety and replaced with the following:

Subject to Section 8.1(1), each Option must be exercised no later than ten (10) years after the date the Option is granted or such shorter period as set out in the Participant’s Option Agreement, at which time such Option will expire (the “Expiry Date”). Notwithstanding any other provision of the Plan and provided that any such extension be structured in a manner that is expected to comply with Code Section 409A (to the extent applicable), each Option that would expire during or within ten (10) Business Days immediately following a Black-Out Period shall expire on the date that is ten (10) Business Days immediately following the expiration of the Black-Out Period; provided, that in all circumstances, each Incentive Stock Option must be exercised no later than ten (10) years after the date the Option is granted. Notwithstanding the foregoing, in no event shall the Expiry Period exceed five (5) years from the Grant Date in the case of an Incentive Stock Option granted to an employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or an ISO Entity.

3.    Section 5.2 is amended by adding the following new (5):

Notwithstanding any contrary provision contained herein, with respect to any DSUs awarded to a U.S. Participant the Board shall endeavor to structure the DSU so as to comply with, or be exempt from, Code Section 409A.

4.    Section 6.2 is amended by adding the following new (5):

With respect to any RSUs or PSUs awarded to a U.S. Participant the Board shall endeavor to structure the RSU and/or PSU so as to comply with, or be exempt from, Code Section 409A

5.    A new Section 6.4 is added as follows:

Notwithstanding the foregoing, if the U.S. Participant vests in his or her Share Units pursuant to the Plan in connection with his or her Separation from Service, within 30 days following such U.S. Participant’s Separation from Service and subject to Section 9.4, the Company shall (i) issue from treasury the number of Shares that is equal to the number of vested Share Units held by the U.S. Participant as at the U.S. Participant’s Separation from Service (rounded down to the nearest whole number), as fully paid and non-assessable Shares, (ii) deliver to the U.S. Participant an amount in cash (net of the applicable tax withholdings) equal to the number of vested Share Units held by the U.S. Participant as at the U.S. Participant’s Separation from Service multiplied by the Market Value as at such date, or (iii) a combination of (i) and (ii). Upon settlement of such Share Units, the corresponding number of Share Units shall be cancelled and the U.S. Participant shall have no further rights, title or interest with respect thereto.

6.    Section 8.2(4) is amended by deleting clauses (b) and (c) thereof in their entirety and replacing them with the following:

(a)    any reduction in the exercise price of an Award benefiting a U. S. Participant, except in the case of an adjustment pursuant to Section 8.1;

(b)    any extension of the Expiration Date of an Award benefiting a U.S. Participant, except in case of an extension due to a Black-Out Period; provided that any such extension be structured in a manner that is expected to comply with Code Section 409A (to the extent applicable);

7.     No Acceleration

With respect to any Award held by a U.S. Participant that is subject to Code Section 409A, the acceleration of the time or schedule of any payment except as provided under the Plan (including this addendum) is prohibited, except as provided in or permitted by regulations and administrative guidance promulgated under Code Section 409A.

8. Code Section 409A

Each grant of Share Units to a U.S. Participant is intended to be exempt from Code Section 409A. However, to the extent any Award is subject to Section 409A, then

(a)    all payments to be made upon a U.S. Participant’s Termination Date shall only be made upon a Separation from Service.

(b)    if on the date of the U.S. Participant’s Separation from Service the Company’s shares (or shares of any other Company that is required to be aggregated with the Company in accordance with the requirements of Code Section 409A) is publicly traded on an established securities market or otherwise and the U.S. Participant is a Specified Employee, then the benefits payable to the Participant under the Plan that are payable due to the U.S. Participant’s Separation from Service shall be postponed until the later of the originally scheduled date and six months following the U.S. Participant’s Separation from Service. The postponed amount shall be paid to the U.S. Participant in a lump sum within 30 days after the later of the originally scheduled date and the date that is six months following the U.S. Participant’s Separation from Service. If the U.S. Participant dies during such six month period and prior to the payment of the postponed amounts hereunder, the amounts delayed on account of Code Section 409A shall be paid to the U.S. Participant’s estate within 60 days following the U.S. Participant’s death.

If any provision of the Plan contravenes Code Section 409A or could cause the U.S. Participant to incur any tax, interest or penalties under Code Section 409A, the Board may, in its sole discretion and without the U.S. Participant’s consent, modify such provision to: (i) comply with, or avoid being subject to, Code Section 409A, or to avoid incurring taxes, interest and penalties under Code Section 409A; and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the U.S. Participant of the applicable provision without materially increasing the cost to the Company or contravening Code Section 409A. However, the Company shall have no obligation to modify the Plan or any Share Unit and does not guarantee that Share Units will not be subject to taxes, interest and penalties under Code Section 409A. U.S. Participants are solely responsible for any taxes, interest and/or penalties they may incur under Code Section 409A and neither the Company or any Subsidiary, nor any of their respective officers, employees or agents shall have any obligation to US Participants for such taxes, interest or penalties.

APPENDIX B - FORM 8-K RELATING TO CHANGE OF AUDITORS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K
___________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2023

Gold Flora Corporation
(Exact name of registrant as specified in its charter)

Delaware                    0-56348                93-2261104
(State or other jurisdiction of incorporation)     (Commission File Number)        (I.R.S. Employer Identification No.)

3165 Red Hill Avenue
Costa Mesa, CA 92626
(Address of Principal Executive Offices, including Zip Code)

(949) 252-1908
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading Symbol(s)        Name of each exchange on which registered

N/A                N/A            N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On September 6, 2023, Gold Flora Corporation (the “Company”) dismissed Marcum LLP (“Marcum”) as the Company’s independent auditors for the fiscal year ending December 31, 2023. Marcum served as the independent registered public accounting firm to TPCO Holding Corp. (“TPCO”) prior to the business combination described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 13, 2023 (the “Business Combination”).

The report of Marcum on the Company’s financial statements for the year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the effects of the retrospective presentation for discontinued operations, Marcum was not engaged to audit, review, or apply any procedures to the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, other than stated above and, accordingly, Marcum did not express an opinion or any other form of assurance about whether such financial position have been fairly stated as of December 31, 2021. Those balances were audited by MNP LLP.

During the fiscal year ended December 31, 2022, and in the subsequent interim period, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Marcum on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure that, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the matter thereof in connection with its report for such year and (ii) no “reportable events” within the meaning of Item 304(a)(i)(v) of Regulation S-K.

The Company’s Board of Directors, based on the recommendation of the Audit Committee, approved the decision to change independent registered public accounting firms.

The Company provided Marcum with a copy of the disclosure it is making herein and requested that Marcum furnish the Company with a copy of their letter addressed to the SEC stating whether Marcum agrees with the statements made by the Company in this Current Report on Form 8-K. Marcum has furnished the Company with a letter addressed to the SEC stating that it agrees with the above statements, a copy of which is filed as Exhibit 16.1 herewith.

(b) Appointment of New Independent Registered Public Accounting Firm

On September 10, 2023, (the “Engagement Date”), the Board of Directors of the Company, based on the recommendation of the Audit Committee, engaged Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023. MGO served as the independent registered public accounting firm of Gold Flora, LLC (“Gold Flora”) prior to the Business Combination.

From the date of the Business Combination through the Engagement Date, neither the Company, nor anyone on its behalf, consulted MGO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that MGO concluded was an important factor considered by the Company in reaching its decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Additionally, as required by applicable Canadian securities laws, the Company’s new independent registered public accounting firm MGO delivered a letter to applicable Canadian securities regulators in respect of such press release which is furnished herewith as Exhibit 99.2.

Exhibit No.     Description

16.1        Letter from Marcum dated September 11, 2023 to the U.S. Securities and Exchange Commission
99.2        Letter from MGO dated September 11, 2023 to the applicable Canadian securities regulators
104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD FLORA CORPORATION

By: /s/Marshall Minor
Name: Marshall Minor
Title: Chief Financial Officer

Dated: September 11, 2023

September 11, 2023

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read the statements made by Gold Flora Corporation under Item 4.01 of its Form 8-K dated September 6, 2023. We agree with the statements concerning our Firm in such Form 8-K; we are not in a position to agree or disagree with other statements of Gold Flora Corporation contained therein.

Very truly yours,

/s/ Marcum LLP

Marcum LLP

MGO. Certified Public Accountants

September 11, 2023

British Columbia Securities Commission
Alberta Securities Commission
Financial and Consumer Affairs Authority of Saskatchewan
The Manitoba Securities Commission
Ontario Securities Commission
Autorité des marchés financiers (Québec)
Financial and Consumer Services Commission (New Brunswick)
Nova Scotia Securities Commission
Financial Services Regulation Division, Service Newfoundland and Labrador
Office of the Superintendent of Securities (Government of Prince Edward Island)
Office of the Superintendent of Securities (Government of the Northwest Territories)
Office of the Superintendent of Securities (Government of Yukon)
Office of the Superintendent of Securities (Government of Nunavut)

Dear Ladies and Gentlemen:

We have read the statements made by Gold Flora Corp. in the attached copy of change of auditor's notice dated September 6, 2023, which we understand will be filed pursuant to Section 4.11 of national Instrument 51-102.

We agree with the statements in the change of auditor notice dated September 6, 2023.

Sincerely,

Macias Gini & O'Connell LLP

Macias Gini & O'Connell LLP

Macias Gini & O'Connell LLP
111 Pacifica, Suite 300
Irvine, CA 92618

www.mgocpa.com

SCAN TO
VIEW MATERIALS & VOTE

GOLD FLORA CORPORATION
ATTN: CORPORATE SECRETARY
3165 RED HILL AVE.
COSTA MESA, CA 92626

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 13, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 13, 2024. Have your proxy card in hand when you call and then follow the instructions. You will need to enter your 16-digit control number.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V49806-P13138 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

GOLD FLORA CORPORATION

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Against**	**Abstain**
1a. Laurie Holcomb	☐	☐	☐
1b. Michael W. Lau	☐	☐	☐
1c. Heather Molloy	☐	☐	☐
1d. Jeffery Sears	☐	☐	☐
1e. Al Foreman	☐	☐	☐
1f. Mark Castaneda	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. To ratify the appointment of Macias Gini & O'Connell LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders:
The Notice of Annual Meeting of Stockholders, Proxy Statement and Gold Flora 10-K are available at www.proxyvote.com.

V49807-P13138

GOLD FLORA CORPORATION

INSTRUMENT OF PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, JUNE 14, 2024

This proxy is solicited by the management of Gold Flora Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held virtually on June 14, 2024 at 9:00 a.m. (Pacific time), or any adjournment thereof (the "Meeting"), in the same manner, to the same extent and with the same powers as if the undersigned were personally present at the Meeting or any adjournment thereof.

You have the right to appoint a different person or company (with appropriate documentation) of your choice, who need not be a stockholder, to attend and act on your behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see below). The shares of common stock represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the Meeting.

If you appoint the members of Company management listed below as your proxy to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Board of Directors, recommendations set out below. If you appoint someone other than the members of management listed below to serve as your proxy to vote your securities, you must provide your appointed proxy with your 16-digit control number so your proxy can vote at the meeting.

If the shares of common stock are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required.

This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York, USA 11717, prior to 11:59 P.M., EDT on June 13, 2024 (or 11:59 P.M. on the day, excluding Saturdays, Sundays and holidays, before any adjournment or postponement of the Meeting at which the proxy is to be used).

Appointment of Proxy:
I/We being the registered shareholder(s) of **Gold Flora Corporation**, hereby appoint
Laurie Holcomb and **Marshall Minor**, or either of them, both officers of the Company; **OR**

Print the name of the person you are appointing if this person is someone other than Laurie Holcomb and Marshall Minor:

as my/our proxy with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, in the discretion of such proxy) and to otherwise act for the undersigned in their discretion on all other matters that may properly come before the Meeting and without limiting the general authorization and power hereby given, the person(s) named above are specifically directed to vote the shares of common stock of the Company registered in the name of the undersigned stockholder as follows:

The Board of Directors recommends a vote "FOR" the election of nominees specified in Proposal 1 on the reverse side and "FOR" the matters described in Proposal 2 on the reverse side.

Continued and to be signed on reverse side